UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VIVANI MEDICAL, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VIVANI MEDICAL, INC.

1350 S. Loop Road

Alameda, California 94502

(415) 506-8462

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 24, 2026

To the Stockholders of Vivani Medical, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Vivani Medical, Inc., a Delaware corporation (the “Company”), on June 24, 2026, at 10:00 a.m. Pacific Time. The Annual Meeting will be held entirely online live via audio webcast. You will be able to attend and participate in the Annual Meeting online by visiting www.proxydocs.com/VANI, where you will be able to listen to the Annual Meeting live, submit questions, and vote. There will not be a physical location for the Annual Meeting. The Annual Meeting will be held for the following purposes:

1.	Proposal No. 1: To elect the six directors from the nominees named in the accompanying proxy statement to hold office for the ensuing year and until their successors are duly elected and qualified;

2.	Proposal No. 2: To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

3.	Proposal No. 3: To approve the Company’s adoption of the amended and restated 2022 Omnibus Incentive Plan;

4.

Proposal No. 4: To ratify the appointment by the Audit Committee of our Board of Directors of BPM LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

This year, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to our stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy statement and our 2025 Annual Report (the “2025 Annual Report”), which includes our annual report on Form 10-K for the year ended December 31, 2025. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can vote using the Internet, by telephone or at the virtual Annual Meeting via live webcast, and how you can request and receive, free of charge, a printed copy of our proxy materials. All stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail. The Proxy Statement accompanying this Notice describes each of these items of business in detail. Our Board of Directors has fixed the close of business on April 27, 2026 as the record date (the “Record Date”) for the Annual Meeting. Only stockholders of record as of that date are entitled to notice of and to vote at the Annual Meeting. Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. It is important that your shares are represented and voted at the Annual Meeting. We urge you to authorize your proxy in advance by following the instructions printed on it.

By Order of the Board of Directors

/s/ Adam Mendelsohn
Adam Mendelsohn
Chief Executive Officer

Dated: April 29, 2026

Important Notice Regarding Internet Availability of Proxy Materials: The attached proxy statement and the 2025 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2025, are available for viewing, printing and downloading at www.proxydocs.com/VANI. These documents are also available to any stockholder who wishes to receive a paper copy upon written request to Vivani Medical, Inc., 1350 S. Loop Road, Alameda, CA 94502. This proxy statement, the 2025 Annual Report, and our annual report on Form 10-K for the fiscal year ended December 31, 2025 are also available on the SEC’s website at http://www.sec.gov.

2026 ANNUAL MEETING OF STOCKHOLDERS

Our board of directors solicits your proxy for the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), and for any postponement or adjournment of the Annual Meeting, for the purposes described in the “Notice of Annual Meeting of Stockholders.” The table below shows some important details about the Annual Meeting and voting. Additional information is available in the “About the Annual Meeting: Questions and Answers” section of the proxy statement immediately below the table. We use the terms “Vivani,” “the Company,” “we,” “our” and “us” in this Proxy Statement to refer to Vivani Medical, Inc., a Delaware corporation.

This Proxy Statement and the accompanying proxy card are first being made available to stockholders, on or about May 4, 2026, to owners of shares of common stock of Vivani Medical, Inc. in connection with the solicitation of proxies by our board of directors (“Board”) for our Annual Meeting to be held on June 24, 2026 at 10:00 a.m. Pacific Time online at www.proxydocs.com/VANI. The Annual Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. This proxy procedure permits all stockholders to vote their shares at the Annual Meeting. Our Board encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting

This proxy statement and the 2025 Annual Report are available for viewing, printing and downloading at www.proxydocs.com/VANI and on the “Investors” section of our website at www.vivani.com. Certain documents referenced in the proxy statement are available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this Proxy Statement.

Meeting Details	June 24, 2026, 10:00 a.m. Pacific Time
Virtual Meeting

To participate in the Annual Meeting virtually via the Internet, please visit: www.proxydocs.com/VANI. To access the Annual Meeting, you will need the control number included on your Notice of Internet Availability of Proxy Materials, included on your proxy card, or provided through your broker. Stockholders will be able to vote and submit questions during the Annual Meeting.

Record Date	April 27, 2026
Shares Outstanding	There were 86,235,104 shares of common stock outstanding and entitled to vote as of the Record Date.
Eligibility to Vote

Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share held as of the Record Date.

Quorum

The holders of a majority of the shares of common stock outstanding and entitled to vote, by proxy or via live webcast, as of the Record Date constitutes a quorum. A quorum is required to transact business at the Annual Meeting.

Voting Methods

Stockholders whose shares are registered in their names with Vstock Transfer, LLC, our transfer agent (referred to as “Stockholders of Record”) may vote by proxy via the Internet, phone, or mail by following the instructions on the accompanying proxy card. Stockholders of Record may also vote at the virtual Annual Meeting. Stockholders whose shares are held in “street name” by a broker, bank or other nominee (referred to as “Beneficial Owners”) must follow the voting instructions provided by their brokers or other nominees. See “What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?” and “How do I vote and what are the voting deadlines?” below for additional information.

Inspector of Elections	We will appoint an independent Inspector of Elections to determine whether a quorum is present, and to tabulate the votes cast by proxy or at the Annual Meeting via live webcast.
Voting Results

We will announce preliminary results at the Annual Meeting. We will report final results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) and post results at www.vivani.com as soon as practicable after the Annual Meeting.

Proxy Solicitation Costs

We will bear the costs of soliciting proxies from our stockholders. These costs include preparing, assembling, printing, mailing and distributing notices, proxy statements, proxy cards and Annual Reports. Our directors, officers and other employees may solicit proxies personally or by telephone, e-mail or other means of communication, and we will reimburse them for any related expenses. We will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the Beneficial Owners of the shares that the nominees hold in their names.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What matters am I voting on?

You will be voting on:

•                      A proposal to elect six directors to hold office until the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) or until their successors are duly elected and qualified;

•                      A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

•                      A proposal to approve the adoption of the Company’s amended and restated 2022 Omnibus Incentive Plan;

•                      A proposal to ratify the appointment by the Audit Committee of our Board of Directors of BPM LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

•                      Any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote:

•                      FOR the election of the six directors nominated by our board of directors and named in this Proxy Statement as directors to serve for one-year terms;

•                      FOR, on a non-binding advisory basis, the approval of the compensation of our named executive officers;

•                      FOR the approval of the Company’s adoption of the amended and restated 2022 Omnibus Incentive Plan; and

•                      FOR the ratification of the appointment by the Audit Committee of our Board of Directors of BPM LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

Instead of mailing printed copies to each of our stockholders, we have elected to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of our proxy materials by sending the Notice of Internet Availability of Proxy Materials, or the Notice, which provides instructions for how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about May 4, 2026, we mailed the Notice to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including this Proxy Statement and the 2025 Annual Report, each of which is available at www.proxydocs.com/VANI. The Notice also provides instructions on how to vote your shares through the Internet, by telephone, by mail or virtually at the Annual Meeting.

What is the purpose of complying with the SEC’s “notice and access” rules?

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of our Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board does not intend to bring any other matters to be voted on at the Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for action at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

A complete list of the stockholders entitled to vote at the Annual Meeting will be available at our headquarters, located at 1350 S. Loop Road, Alameda, CA 94502, during regular business hours for the ten days prior to the Annual Meeting.

What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?

Stockholders of Record. If, at the close of business on the Record Date, your shares are registered directly in your name with Vstock Transfer, LLC, our transfer agent, you are considered the Stockholder of Record with respect to those shares. As the Stockholder of Record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the Annual Meeting via live webcast.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, you are considered the Beneficial Owner of shares held in “street name.” As the Beneficial Owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. In general, if you do not provide your broker or nominee with instructions on how to vote your shares, pursuant to NYSE rules applicable to brokers, your broker or nominee may, in its discretion, vote your shares with respect to “routine” matters (e.g., the ratification of the appointment of our independent auditor), but may not vote your shares with respect to any “non-routine” matters (e.g., the election of directors). Please see “What if I do not specify how my shares are to be voted?” for additional information.

How can I participate in the Annual Meeting?

Our stockholders may participate in the Annual Meeting by visiting the following website: www.proxydocs.com/VANI. You will need the control number included on your proxy card to attend and vote at the Annual Meeting. If you are the Beneficial Owner of your shares, your control number may be included in the voting instructions form that accompanied your proxy materials. If your nominee did not provide you with a control number in the voting instructions form that accompanied your proxy materials, you may be able to log onto the website of your nominee prior to the start of the Annual Meeting, which will automatically populate your control number in the virtual Annual Meeting interface. Stockholders who have obtained a control number as described above may vote or submit questions while participating in the live webcast of the Annual Meeting. However, even if you plan to attend the Annual Meeting virtually, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting via live webcast.

How do I vote and what are the voting deadlines?

Stockholders of Record. Stockholders of Record can vote by proxy or by attending the Annual Meeting virtually by visiting www.proxydocs.com/VANI, where votes can be submitted via live webcast. If you vote by proxy, you can vote by Internet, telephone or by mail as described below.

•       You may vote via the Internet or by telephone. To vote via the Internet or by telephone, follow the instructions provided in the Notice or in the proxy card that accompanies this proxy statement. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 10:00 a.m. Pacific Time on June 24, 2026. Alternatively, you may request a printed proxy card by following the instructions provided in the Notice.

•       You may vote by mail. If you would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this Proxy Statement and promptly mail it in the enclosed postage-paid envelope so that it is received no later than June 23, 2026. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named on the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named on the proxy card will vote the shares you own in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote FOR each nominee in Proposal No. 1, and FOR Proposal Nos. 2, 3 and 4.

•       You may vote at the Annual Meeting. If you choose to vote at the Annual Meeting virtually, you will need the control number included on your Notice or on your proxy card. If you are the beneficial owner of your shares, your control number may be included in the voting instructions form that accompanied your proxy materials. If your nominee did not provide you with a control number in the voting instructions form that accompanied your proxy materials, please contact your nominee for assistance. The method you use to vote will not limit your right to vote at the virtual Annual Meeting. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

Beneficial Owners. If you are the Beneficial Owner of shares held of record by a broker or other nominee, you will receive voting instructions from your broker or other nominee. You must follow the voting instructions provided by your broker or other nominee in order to instruct your broker or other nominee how to vote your shares. The availability of telephone and Internet voting options will depend on the voting process of your broker or other nominee. As discussed above, to vote during the Annual Meeting, beneficial owners must obtain a valid legal proxy from your broker, bank, or other agent giving you the right to vote your shares during the Annual Meeting. Contact your broker, bank, or other agent to request a legal proxy. To be able to vote during the Annual Meeting, you must submit a valid legal proxy via email to dsmsupport@betanxt.com with the subject line “Legal Proxy” by 11:59 p.m., Eastern Time, on June 23, 2026, and must also register to attend the Annual Meeting, as described above. If you have a valid legal proxy, you may submit your vote via the Internet or by telephone, as instructed by your broker, bank, or other agent, at any time prior to the closing of the polls during the Annual Meeting.

May I change my vote or revoke my proxy?

Stockholders of Record. If you are a Stockholder of Record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•      entering a new vote by Internet or telephone;

•      signing and returning a new proxy card with a later date;

•      delivering a written revocation to our Secretary at the address listed on the front page of this proxy statement; or

•      attending the Annual Meeting and voting via live webcast.

Beneficial Owners. If you are the beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named on the proxy card have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors (as shown on the first page of the proxy statement). If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a Stockholder of Record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•    FOR the election of the six directors nominated by our board of directors and named in this Proxy Statement as directors to serve for one-year terms (Proposal No. 1);

•    FOR, on a non-binding advisory basis, the approval of the compensation of our named executive officers (Proposal No. 2);

•    FOR the approval of the Company’s adoption of the amended and restated 2022 Omnibus Incentive Plan (Proposal No. 3); and

•    FOR the ratification of the appointment by the Audit Committee of our Board of Directors of BPM LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 4).

•    In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting or any adjournment or postponement thereof.

Beneficial Owners. If you are a Beneficial Owner and you do not provide your broker or other nominee that holds your shares with voting instructions, your broker or other nominee will determine if it has discretion to vote on each matter. In general, under the NYSE rules applicable to brokers, brokers and other nominees do not have discretion to vote on non-routine matters. Each of Proposal No. 1 (election of directors), Proposal No. 2 (endorsement of executive compensation) and Proposal No. 3 (approval of incentive plan amendment and restatement) is a non-routine matter under the NYSE rules, while Proposal No. 4 (ratification of appointment of independent registered public accounting firm) is a routine matter under the NYSE rules. As a result, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee cannot vote your shares with respect to Proposal Nos. 1, 2 and 3, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 4. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. The holders of a majority of shares of common stock outstanding and entitled to vote, by proxy or at the Annual Meeting via live webcast, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 86,235,104 shares of common stock outstanding, which means that at least 43,117,553 shares of common stock must be represented by proxy or virtually via live webcast at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting or the presiding officer, may adjourn the meeting to a later date.

Abstentions and broker non-votes will be counted towards the quorum requirement.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum.

The outcome of Proposal No. 1 (election of directors) will be determined by a plurality of the votes properly cast on the election of directors at the Annual Meeting, thus abstentions will have no effect on the outcome of the proposal. The outcome of Proposal Nos. 2, 3 and 4 will be determined by the affirmative vote of a majority of the votes properly cast, thus abstentions will have no effect on the outcome of each of the proposals.

A broker non-vote occurs when a broker or other nominee holding shares for a Beneficial Owner does not vote on a particular proposal, because the broker or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the Beneficial Owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable, but will not affect the outcome of the vote on Proposal Nos. 1, 2, 3 or 4.

How many votes are needed for approval of each proposal?

Proposal	Vote Required	Effect of Withheld Votes or Abstentions	Routine or Non-routine; Effect of Broker Non-Votes
Proposal No. 1—Election of directors	Plurality of votes cast	No effect	This is not a routine matter. Broker non-votes will have no effect.
Proposal No. 2— Endorsement of the compensation of executive officers	Majority of votes cast	No effect	This is not a routine matter. Broker non-votes will have no effect.
Proposal No. 3— Approval of the adoption of the amended and restated 2022 Omnibus Incentive Plan	Majority of votes cast	No effect	This is not a routine matter. Broker non-votes will have no effect.
Proposal No. 4—Ratification of the appointment of the independent registered public accounting firm	Majority of votes cast	No effect	This is a routine matter. Broker non-votes, if any, will have no effect.

With respect to Proposal No. 1, you may vote (i) FOR any or all of the nominees, or (ii) WITHHOLD your vote as to any or all nominees. The six nominees receiving the highest number of FOR votes will be elected.  If you WITHHOLD your vote as to all nominees, your vote will have no effect on the outcome of the vote of Proposal No. 1.

If you ABSTAIN from voting on Proposal Nos. 2, 3 or 4, the abstention will have no effect on the outcome of the respective proposal.

How are proxies solicited for the Annual Meeting and who is paying for the solicitation?

The board of directors is soliciting proxies for use at the Annual Meeting by means of this proxy statement. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers and other nominees to forward to the Beneficial Owners of the shares held of record by the brokers or other nominees. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to Beneficial Owners.

This solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Vivani or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Will members of the board of directors attend the Annual Meeting?

We encourage our board members to attend the Annual Meeting. Because this year’s Annual Meeting will be completely virtual, those board members who do attend will not be available to answer questions from stockholders.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders of Record who participate in householding will be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that Vivani only send a single copy of the next year’s Notice and, if applicable, the proxy materials, you may contact us as follows:

Vivani Medical, Inc.
1350 S. Loop Road

Alameda, CA 94502
(415) 506-8462

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Further Questions

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact Adam Mendelsohn, our Chief Executive Officer at adam.mendelsohn@vivani.com.

GOVERNANCE OF THE COMPANY

Our business, property and affairs are managed by, or under the direction of, our Board, in accordance with the General Corporation Law of Delaware and our Bylaws. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other key members of management, by reviewing materials provided to them by management, and by participating in regular and special meetings of the Board and its Committees. Stockholders may communicate with the members of the Board, either individually or collectively, or with any independent directors as a group by writing to the Board at 1350 S. Loop Road, Alameda, CA 94502. These communications will be reviewed by the office of the Corporate Secretary who, depending on the subject matter, will (a) forward the communication to the director or directors to whom it is addressed or who is responsible for the topic matter, (b) attempt to address the inquiry directly (for example, where it is a request for publicly available information or a stock related matter that does not require the attention of a director), or (c) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each meeting of the Nominating and Corporate Governance Committee, the Corporate Secretary presents a summary of communications received and will make those communications available to any director upon request.

Independence of Directors

The Nasdaq Marketplace Rules require a majority of a listed company’s Board of Directors to be comprised of independent directors. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

Under Rule 5605(a)(2) of the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other Board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has reviewed the composition of our Board of Directors and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that each of the directors currently serving on the Board and all nominees for the Board, in each case with the exception of Adam Mendelsohn who is employed as Chief Executive Officer of the Company, and Aaron Mendelsohn, who is Adam Mendelsohn’s father, are independent directors under Nasdaq’s rules.

Our Board of Directors also determined that the directors who serve on our audit committee, our compensation committee, and our nominating and corporate governance committee satisfy the independence standards for such committees established by the SEC and the Nasdaq Marketplace Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Diversity

Our Nominating and Corporate Governance Committee believes that backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities. Although the Nominating and Corporate Governance Committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board, the Nominating and Corporate Governance Committee is committed to creating a Board that promotes our strategic objectives and fulfills its responsibilities to our stockholders, and considers diversity of demographics, education, professional experience, viewpoints and skills when evaluating proposed director candidates.

Of our six directors, we have one director who is female. As noted above, when considering director candidates, our nominating and corporate governance committee of our board of directors considers any diversifying factors they deem appropriate to fill a position.

Board Meetings and Committees of our Board

The Board has three standing committees, each of which has the composition described below and responsibilities that satisfy the independence standards of the Securities Exchange Act of 1934 and Nasdaq’s rules: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. During the year ended December 31, 2025, the Board held four meetings, the Audit Committee held four meetings, the Compensation Committee held four meetings, and the Nominating and Corporate Governance Committee held one meeting. Each of our directors attended at least 75% of the combined Board meetings and meetings of the Board committees of which they are a member. We do not have a policy with regard to Board attendance at the Annual Meeting.

Committees of the Company’s Board of Directors

Our Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and the responsibilities described below.

Audit Committee

The Audit Committee in 2025 and until the Annual Meeting is comprised of Dean Baker, as chair, Daniel Bradbury and Alexandra Popoff, each of whom is “independent” as defined under section 5605(a)(2) of the Nasdaq Listing Rules. Mr. Moretti, a director nominee, is expected to replace Dr. Baker as Chair of the Audit Committee following the Annual Meeting, if elected. In addition, the board of directors has determined that Dr. Baker and Mr. Moretti are “audit committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. The role of the Audit Committee is to:

•                      oversee management’s preparation of Vivani’s financial statements and management’s conduct of the accounting and financial reporting processes;

•                      oversee management’s maintenance of internal controls and procedures for financial reporting;

•                      oversee Vivani’s compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

•                      select a firm to serve as the independent registered public accounting firm to audit Vivani’s financial statements;

•                      oversee the independent auditor’s qualifications and independence;

•                      oversee the performance of the independent auditors, including the annual independent audit of Vivani’s financial statements;

•                      oversee management, monitoring, and mitigation of risk to the business including cybersecurity risks;

•                      prepare the report required by the rules of the SEC to be included in Vivani’s Proxy Statement; and

•                      discharge such duties and responsibilities as may be required of the Committee by the provisions of applicable law, rule or regulation.

A copy of the charter of the Audit Committee is available on our website at www.vivani.com (under “Investors – Governance”).

Compensation Committee

The Compensation Committee in 2025 and until the Annual Meeting is comprised of Dean Baker, as chair, Alexandra Popoff and Gregg Williams, each of whom we deem to be “independent” as defined in section 5605(a)(2) of the Nasdaq Listing Rules. Mr. Bradbury, a current director and director nominee for re-election, is expected to replace Dr. Baker as Chair of the Compensation Committee following the Annual Meeting, if re-elected. Mr. Moretti, a director nominee, is expected to replace Mr. Williams on the Compensation Committee following the Annual Meeting, if elected.

The role of the Compensation Committee is to:

•                      review annually Vivani’s overall compensation strategy, including base salary, incentive compensation and equity-based grants, to assure that it promotes stockholder interests and supports Vivani’s strategic and tactical objectives;

•                      review annually and approve the factors to be considered in determining the compensation of the Chief Executive Officer of Vivani and Vivani’s other executive officers;

•                      review, approve or recommend to the Board the annual compensation (base salary, bonus, equity compensation and other benefits) for Vivani’s Chief Executive Officer and other executive officers;

•                      review, annually, and, if necessary, approve or recommend to the Board the aggregate number of equity awards to be granted to employees below the executive level;

•                      oversee Vivani’s compliance with regulatory requirements associated with compensation matters;

•                      prepare certain portions of Vivani’s annual Proxy Statement, including an annual report on executive compensation.

•                      administer and interpret Vivani’s cash based and equity-based compensation plans and agreements thereunder;

•                      recommend to the Board, the form and amount of cash based and equity-based compensation to be paid or awarded to Vivani’s non-employee directors, including compensation for service on the Board or committees of the Board; and

•                      review with management Vivani’s major compensation related risk exposures and the steps management has taken, or should consider taking, to monitor or mitigate such exposures.

A copy of the charter of the Compensation Committee is available on Vivani’s website at www.vivani.com (under “Investors—Governance”).

In addition, the Compensation Committee considers, but is not bound by, the recommendations of Vivani’s Chief Executive Officer with respect to the compensation packages of our other executive officers.  The Compensation Committee may form and delegate a subcommittee consisting of one or more members to perform the functions of the Compensation Committee. To date, the Compensation Committee has not delegated any such authority. The Compensation Committee may engage outside advisers, including outside auditors, attorneys and consultants, as it deems necessary to discharge its responsibilities. The Compensation Committee has sole authority to retain and terminate any compensation expert or consultant to be used to provide advice on compensation levels or assist in the evaluation of director, President/Chief Executive Officer and/or senior executive compensation, including sole authority to approve the fees of any expert or consultant and other retention terms. We have utilized a compensation consultant, Compensia, LLC., with expertise in the healthcare sector, including the biotechnology market, to help assess director, executive and employee compensation and to help inform our compensation strategy. During 2025, Compensia, LLC did not provide any additional services to us other than as described above. Compensia, LLC reports directly to our Compensation Committee. The Compensation Committee annually assesses the independence of Compensia, LLC and has concluded that the engagement of Compensia, LLC did not raise any conflict of interest.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee in 2025 and until the Annual Meeting is comprised of Gregg Williams, as chair, Dean Baker and Alexandra Popoff, each of whom we deemed to be “independent” as defined in section 5605(a)(2) of the Nasdaq Listing Rules. Mr. Bradbury, a current director and director nominee for re-election, is expected to replace Dr. Baker on the Nominating and Corporate Governance Committee following the Annual Meeting, if re-elected.

The role of the Nominating and Corporate Governance Committee is to:

•                      evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;

•                      determine the desired skills and attributes of members of the Board, considering the needs of the business and listing standards;

•                      establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to Vivani, Vivani’s management, and operations;

•                      review planning for succession to the position of Chairman of the Board and Chief Executive Officer and other senior management positions;

•                      annually recommend to the Board persons to be nominated for election as directors;

•                      recommend to the Board the members of all standing Committees;

•                      adopt or develop for Board consideration corporate governance principles and policies; and

•                      periodically review and report to the Board on the effectiveness of corporate governance procedures and the Board as a governing body.

A copy of the charter of the Nominating and Corporate Governance Committee is available on Vivani’s website www.vivani.com (under “Investors — Governance”).

Policy with Regard to Security Holder Recommendations

The Nominating and Corporate Governance Committee has a policy with regard to consideration of director candidates recommended by stockholders. For the recommendation of a security holder to be considered under this policy, the recommending stockholder or group of stockholders must have held at least 3% of Vivani’s voting common stock for at least one year as of the date the recommendation was made. For each annual meeting of stockholder, the Nominating and Corporate Governance Committee will accept for consideration only one recommendation from any stockholder or affiliated group of stockholders. The Nominating and Corporate Governance Committee will also consider the extent to which the stockholder making the nominating recommendation intends to maintain its ownership interest in Vivani. Any director nominated must represent the interests of all stockholders and not serve for the purpose of favoring or advancing the interests of any particular stockholder group or other constituency. All recommendations submitted by stockholders will be considered in the same manner and under the same process as any other recommendations submitted from other sources.

All stockholder nomination recommendations must be in writing. Submissions must be made by mail, courier or personal delivery, addressed to the Nominating and Corporate Governance Committee care of Vivani’s corporate secretary at Vivani’s principal offices. Recommendations must include certain information regarding the recommending stockholder(s) and the proposed nominee(s). The recommending stockholder(s) must state whether, in the view of the stockholder(s), the nominee(s), if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder(s) or other constituency of Vivani. The nominating recommendation must be accompanied by the written consent of the proposed nominee(s) to: (a) be considered by the Nominating and Corporate Governance Committee and interviewed, and (b) if nominated and elected, to serve as a director. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material as required by our bylaws to allow the Nominating and Corporate Governance Committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Vivani Medical, Inc., 1350 S. Loop Road, Alameda, California 94502, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the Nominating and Corporate Governance Committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Policy on Trading, Pledging and Hedging of Company Stock

Our board of directors has adopted an Insider Trading Policy that applies to our board of directors, our officers and employees, the officers and employees of our subsidiaries, as well as to family members, other members of a person’s household, and entities controlled by a person covered under the Insider Trading Policy. Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Therefore, as part of our Insider Trading Policy, we expressly prohibit the above-mentioned persons from engaging in certain prohibited transactions, including short sales, purchases or sales of derivative securities or hedging transactions, the use of our securities as collateral in a margin account, and pledging of our securities. A copy of our Insider Trading Policy is filed with our 2025 annual report on Form 10-K as Exhibit 19.1. It is also our policy to comply with all applicable securities laws when transacting in our own securities. We believe that our policies and procedures are reasonably designed to promote compliance with insider trading laws, any applicable securities laws, rules, regulations and any exchange listing standards.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions which will represent the best interests of Vivani and its stockholders. Candidates should have substantial experience with one or more publicly traded companies or should have achieved a prominent level of distinction in their chosen fields. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in medical devices, biotechnology, intellectual property, early-stage technology companies, research and development, strategic planning, business development, compensation, finance, accounting or banking.

The Board believes that the directors nominated collectively have the experience and skills effectively to oversee the management of Vivani, including a high level of personal and professional integrity, an ability to exercise sound business judgement on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing Vivani, and a willingness to devote the necessary time to Board duties.

Compensation Recovery Policy

Our board of directors adopted a Compensation Recovery Policy effective as of August 11, 2023 (the “Compensation Recovery Policy”), in compliance with the Nasdaq listing rules, which requires recovery from executive officers of incentive-based compensation that is earned, granted or vested based on the achievement of a financial reporting measure in the event of a required accounting restatement of previously issued financial statements. The recoverable compensation includes any compensation received after the effective date of the Compensation Recovery Policy and in the three-year fiscal period preceding the date we were required to prepare the accounting restatement that is in excess of the amount that would have been earned, paid or vested had it been calculated based on the restated financial statements. Recovery is required regardless of fault or a covered officer’s role in the financial reporting process. The Compensation Recovery Policy has been filed as Exhibit 97.1 to our annual report on Form 10-K for the year ended December 31, 2025. At no time during or after the year ended December 31, 2025, was the Company required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the Compensation Recovery Policy, nor was there, on December 31, 2025, an outstanding balance of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement.

Equity Grant Practices

Though we do not have a formal policy regarding the granting practices of our equity awards, we generally approve annual equity grants for executives and the Chief Executive Officer in May, and for other existing employees in the third quarter following the performance appraisal cycle. Each new hire employee is granted stock options that are generally approved at the first scheduled Compensation Committee meeting following their date of hire.  Promotions may occur anytime during the year, at which time grants may be awarded and approved at the first scheduled Compensation Committee meeting following the date of promotion. Annual awards to members of our board of directors will be made on the date of our annual meeting of stockholders and initial grants to members of our board of directors are made upon their election or appointment to our Board, as applicable. Our Board and Compensation Committee, as applicable, carefully review any potential material non-public information before granting equity awards.  We do not time our equity award grants either to take advantage of a depressed stock price, or an anticipated increase in stock price, and we have limited the amount of discretion that can be exercised in connection with the timing of equity award grants.  We also do not time the release of material non-public information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

During 2025, we granted stock options to Dr. Mendelsohn and Mr. Le, two of our named executive officers, on May 12, 2025, one business day prior to the filing of a Form 10-Q on May 13, 2025. These grants were approved at a regularly scheduled meeting of our Compensation Committee occurring on May 12, 2025, pursuant to our typical annual refresh process for executives. We also granted stock options to Mr. Baldor, a named executive officer, on June 15, 2025, two business days prior to the filing of a Form 8-K on June 17, 2025. This grant option was approved by the Compensation Committee in connection with his June 11, 2025 appointment as an executive officer, effective June 15, 2025.

The following table is being provided pursuant to Item 402(x)(2) of Regulation S-K:

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/shr)	Grant Date Fair Value of the Award

Percentage Change in the Closing Market Price of the Securities underlying the Award between the Trading Day Ending Immediately Prior to the Disclosure of Material Nonpublic Information and the Trading Day Beginning Immediately Following the Disclosure of Material Nonpublic Information

Adam Mendelsohn	05/12/2025	200,000	$1.03	$0.83	(1.94%)
Truc Le	05/12/2025	160,000	$1.03	$0.83	(1.94%)
Anthony Baldor	06/15/2025	600,000	$1.15	$0.93	0.88%

Role of Board in Risk Oversight

Enterprise risks are identified and prioritized by management and each prioritized risk is assigned to a board committee or the full board for oversight as follows:

Full Board — Risks and exposures associated with strategic, financial and execution risks and other current matters that may present material risk to Vivani’s operations, plans, prospects or reputation.

Audit Committee — Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines, cybersecurity and artificial intelligence, and credit and liquidity matters.

Nominating and Corporate Governance Committee — Risks and exposures relating to corporate governance and management and director succession planning.

Compensation Committee — Risks and exposures associated with leadership assessment and compensation programs and arrangements, including incentive plans that compare to market and target employee retention, and succession planning.

Code of Business Conduct and Ethics

The Company adopted a Code of Business Conduct and Ethics (“Code of Ethics”) applicable to its principal executive officer. In addition, the Code of Ethics applies to Vivani’s employees, officers, directors, agents and representatives. The Code of Ethics requires, among other things, that Vivani’s employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in our best interest. The Code of Ethics is available on our website at www.vivani.com (under “Investors — Governance — Governance Documents — Code of Business Conduct and Ethics”).

PROPOSALS

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF the nominees in
PROPOSAL No. 1, and for each of proposals no. 2, 3 and 4 BELOW.

PROPOSAL No. 1 — ELECTION OF DIRECTORS

Nominees for Election

The Company’s Board of Directors currently has six members. Our Board has nominated five of our incumbent directors and a new independent director nominee, August Moretti, for election at the Annual Meeting with terms expiring at the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal. Dean Baker is not standing for re-election at the Annual Meeting. The Board thanks Dr. Baker for his dedicated service and valuable contributions to the Board, including as Chair of the Audit Committee and Compensation Committee. If any nominee is unable or declines to stand for election, which circumstance we do not anticipate, the Board may designate a substitute. In that event, shares represented by proxies may be voted for a substitute nominee.

Our Director Qualifications and Diversity guidelines contain the current Board membership criteria that apply to nominees recommended for a position on the Board. Under those criteria, members of the Board should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public service. They should be committed to enhancing stockholder value and should have sufficient time to perform their duties and to provide insight and practical wisdom based on experience. In addition, the Nominating and Corporate Governance Committee considers a potential director’s ability to contribute to the diversity of background and experience represented on the Board, and it reviews its effectiveness in balancing these considerations when assessing the composition of the Board. Directors’ service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all of our stockholders. Although the Board uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees.

The Board believes that all the nominees named below are highly qualified and have the skills and experience required for effective service on the Board. The following table identifies our director nominees and sets forth their position within the company, duration of service, and age as of April 29, 2026.

Name	Age	Year First Became Director	Position with the Company
Gregg Williams (2)(3*)	67	2009	Independent Director, Chairman of the Board
Daniel Bradbury(1)	65	2024	Independent Director
Aaron Mendelsohn	74	1998	Director
Adam Mendelsohn	44	2022	Director, Chief Executive Officer
August Moretti(†)	75		Independent Director Nominee
Alexandra Popoff(1)(2)(3)	46	2021	Independent Director

(1)	Member of the Audit Committee of the Board of Directors
(2)	Member of the Compensation Committee of the Board of Directors
(3)	Member of the Nominating and Corporate Governance Committee of the Board of Directors
*	Chair of the respective committee.
†	Upon election, Mr. Moretti will serve as Chair of the Audit Committee and a member of the Compensation Committee.

The nominees’ principal occupations and business experience are described below.

Gregg Williams: Mr. Williams has served as a member of our Board of Directors since the merger (the “Merger”) of our predecessor Second Sight Medical Products, Inc. (“Second Sight”) with Nano Precision Medical, Inc. (“NPM”) in 2022. Prior to that, Mr. Williams served on the board of Second Sight since June 2009 and was appointed Chairman of the Second Sight board in March 2018. Mr. Williams was also a member of the board of directors of NPM until the Merger in 2022. Mr. Williams is the Chairman, and Chief Visioneering Officer at Williams International Co., LLC (“Williams International”) (www.williams-int.com), a leading developer and manufacturer of gas turbine engines and one of the largest privately owned companies in the aviation industry, he has held this position since January 2026, prior to this current position, he held the position of Chairman, President, and CEO of Williams International since July 1999. Previously, Mr. Williams held several key managerial positions within Williams International including serving as its President and Chief Operating Officer, Vice President, Advanced Technology, Director, Program Management, and Director, Engineering. In addition, Mr. Williams is Chairman and majority owner of Ramos Arizpe Manufacturing (www.ram-mx.com), a high-volume automotive engine parts manufacturing company located in Mexico. Mr. Williams received a Bachelor of Science in Mechanical Engineering from the University of Utah and holds numerous patents related to gas turbine engines, turbo machinery, rocket engines, and control systems. He is a board member of General Aviation Manufacturers Association and former member of the Henry Ford Hospital Board and was inducted as a member of the Living Legends of Aviation. We believe Mr. Williams is qualified to serve on our Board due to his business and senior management experience, extensive knowledge of our operations and deep background in technology-focused manufacturing companies which is highly relevant to us.

Daniel Bradbury: Mr. Bradbury is the Managing Member of BioBrit, LLC, a Life Sciences Consulting and Investment Firm and is the Chairman and Co-Founder of Equillium, Inc., a publicly traded biopharmaceutical company, focused on developing products to treat severe autoimmune and inflammatory disorders with high unmet medical need. He served as Executive Chairman until October 2025 and Chief Executive Officer of Equillium until January 2020. Mr. Bradbury is the former President, Chief Executive Officer, and Director of Amylin Pharmaceuticals, Inc., a biopharmaceutical company which focused on the development of drug candidates for the treatment of serious metabolic diseases. He served as Amylin’s Chief Executive Officer from March 2007 until its acquisition by Bristol-Myers Squibb Company in August 2012. Before joining Amylin, he worked in marketing and sales roles for 10 years at SmithKline Beecham Pharmaceuticals. Mr. Bradbury serves on the board of directors of Castle Biosciences, Inc. (Nasdaq: CSTL), Equillium, Inc. (Nasdaq: EQ) and several private companies and philanthropic organizations. He earned a Bachelor of Pharmacy degree from Nottingham University and a Diploma in Management Studies from the University of West London in the United Kingdom. We believe Mr. Bradbury is qualified to serve on our Board because of his business and industry experience.

Aaron Mendelsohn, J.D.: Mr. Mendelsohn has served as a member of our Board of Directors since the Merger in 2022. He was a founder and has previously served as a director of Second Sight since its inception in 2003 till the Merger in 2022. He was also a founder and director of NPM from 2011 till the Merger in 2022. Mr. Mendelsohn served on the board of Advanced Bionics, a global leader in developing advanced cochlear implant systems, since shortly after its founding in 1993 until its sale in 2004 to Boston Scientific Corp. Mr. Mendelsohn was also a founder and director of Medical Research Group, Inc., a company that designed and manufactured implantable technologies primarily for the treatment of diabetes, from its inception in 1998 until its sale in 2001 to Medtronic, Inc. Mr. Mendelsohn previously served on the board of directors for the Alfred E. Mann Institute for Biomedical Engineering at the University of Southern California since its inception in 1998 until 2016. Mr. Mendelsohn is a founder and has served as Chairman of the Maestro Foundation since it was organized in 1983. The Maestro Foundation is a leading non-profit musical philanthropic organization which hosts a premier chamber music series and lends professional-level instruments and bows to young, career-bound classical musicians. Mr. Mendelsohn received his B.A. from UCLA and J.D. from Loyola University School of Law Los Angeles. We believe that Mr. Mendelsohn’s business experience, including his experience as a founder, board member and executive officer of medical device companies, combined with his financial experience, business acumen, and judgment, provide our Board with valuable managerial and operational expertise and leadership skills making him professionally qualified to continue serving as one of our directors.

Adam Mendelsohn, Ph.D.: Dr. Mendelsohn has served as our Chief Executive Officer and as a member of our Board of Directors since the Merger in 2022. Prior to this, Dr. Mendelsohn served as the Chief Executive Officer of NPM from 2009 till 2022. Dr. Mendelsohn received his Ph.D. in bioengineering at the UC San Francisco/UC Berkeley Joint Graduate Group in Bioengineering, Class of 2011, during which he was awarded an NSF fellowship to perform research at Kyoto University and published multiple peer-reviewed articles describing new treatment options for Type 1 diabetes through the immuno-isolated transplantation of insulin-producing cells under the direction of Professor Tejal A. Desai. While in graduate school, Dr. Mendelsohn served as the director for the Venture Innovation Program in Life Sciences and completed his certificate in Management of Technology with the Haas School of Business. Dr. Mendelsohn has served as a Technical Advisor to the Alfred E. Mann Institute for Biomedical Engineering at USC, a fellow of the Startup Leadership Program, the President of UCSF’s Graduate Division Alumni Association and is currently a board member of the Maestro Foundation. We believe Dr. Mendelsohn is qualified to serve on our Board because of his scientific background and his senior management experience in the biotechnology industry.

August J. Moretti: Mr. Moretti has extensive operating and financial executive experience in all phases of company growth and funding, from early-stage development to product approval and commercialization. Mr. Moretti is currently self-employed as a consultant, but previously served as the Chief Financial Officer of 4D Molecular Therapeutics, Inc. (Nasdaq FDMT) a clinical-stage biotherapeutics company, Assertio Holdings, Inc. (Nasdaq: ASRT) (formerly Assertio Therapeutics, Inc.) a specialty pharmaceuticals company focused in pain and neurology, Alexza Pharmaceuticals, Inc., a pharmaceutical company, and as Chief Financial Officer and General Counsel of Alavita, Inc., a personalized medicine company. Mr. Moretti currently serves as a member of the board of directors and chair of the audit committee at Cibus, Inc. (Nasdaq: CBUS) since November 2024. Earlier in his career, Mr. Moretti was a partner in an international law firm, where his practice included representation of life science companies on issues relating to public and private financings, mergers and acquisitions, corporate governance, disclosure and public reporting. Mr. Moretti received his B.A. in Economics from Princeton University in 1972. He received his J.D. from Harvard Law School in 1975. We believe Mr. Moretti’s operating and financial executive experience qualifies him to serve on the Board.

Alexandra L. Popoff (formerly, Larson), J.D., M.B.A.: Alexandra Popoff has served as a member of our Board of Directors since the Merger in 2022. She was previously a director at Second Sight from 2021 until the Merger in 2022. Most recently until June of 2025, Ms. Popoff served as the Program-Related Investments Pipeline Director and General Counsel to Venn Foundation, a national nonprofit foundation that facilitates concessionary capital investments into for-profit and non-for-profit enterprises, through donor-advised funds and unique pooled capital structures. Prior to Venn, from 2019 until June 2024, Ms. Popoff served as Senior Vice President and General Counsel of Williams International, a privately held aerospace and defense company in the defense industrial base. From 2013 to 2019, Ms. Popoff was Legal Director and Associate General Counsel at Amcor Rigid Packaging, a division of the global public packaging conglomerate, Amcor (NYSE: AMCR). Ms. Popoff also served as Corporate Counsel at Compuware Corporation, a software company with products aimed at the information technology departments of large businesses, from 2012 to 2013 when it was publicly-traded on Nasdaq (as CPWR). From 2008 through 2012, she practiced as an Associate in the Mergers & Acquisitions practice of the global law firm Baker and McKenzie, in its New York office, and has also held roles at the New York Stock Exchange Enforcement Division, the Structured Finance law firm Thacher Profitt & Wood formerly in New York City, as well as the United States Department of Justice, Antitrust Division. Ms. Popoff is a graduate of the University of Michigan Law School (Ann Arbor), Hamilton College in Clinton, New York, and holds an MBA from the University of Tennessee, Knoxville Haslam College of Business. We believe Ms. Popoff is qualified to serve on our Board due to her extensive career in business and law, particularly representing companies in highly-regulated industries, as well as her in-depth experience advising both private and publicly-traded companies, domestic and international, on all range of issues and strategy.

Vote Required and Recommendation

Each of the director nominees in this Proposal No. 1 is elected by the affirmative vote of a plurality of the votes properly cast on the election of directors at the Annual Meeting. This means that the six director nominees receiving the highest number of affirmative votes will be elected as directors.  Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees.  Broker non-votes will have no effect on the election of the nominees. It is anticipated that Proposal No. 1 will be considered non-routine under the rules of the NYSE.

All of the nominees have indicated to us that they will be available to serve as directors. In the event that any nominee should become unavailable, the proxy holders, Adam Mendelsohn or Anthony Baldor will vote for a nominee or nominees designated by the Board.

Apart from Aaron Mendelsohn and Adam Mendelsohn who are family members, there are no family relationships among our executive officers and directors. Aaron Mendelsohn is the father of Adam Mendelsohn.

If you sign your proxy or voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted by Adam Mendelsohn or Anthony Baldor, as proxy holders. If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.

Our Board recommends a vote “FOR” each of the nominees.

Director Compensation

Non-Employee Director Compensation Program

We have adopted a non-employee director compensation policy which is designed to enable us to attract and retain on a long-term basis, highly qualified non-employee directors. Under the policy, our non-employee directors are eligible to receive cash retainers (which will be paid quarterly in arrears and prorated for partial years of service) and equity awards as follows:

Annual Retainer
Board of Directors:
All nonemployee members	$35,000
Additional retainer for Non-Executive Chairman of the Board	$20,000

Additional Retainers for Committees
Audit Committee:
Chair	$20,000
Non-Chair members	$10,000
Compensation Committee:
Chair	$12,000
Non-Chair members	$6,000
Nominating and Corporate Governance Committee:
Chair	$8,000
Non-Chair members	$4,000

Our policy provides that a non-employee director may choose to receive the equivalent of the total annual cash retainer for that non-employee director in a stock option to buy common stock in the Company instead of in cash, provided such election must be made in accordance with the terms of the policy, and must be made (i) by December 31st of the calendar year preceding the year with respect to any cash compensation is earned, for any continuing non-employee director, or (ii) within 30 days of election or appointment to the Board, for any new non-employee director. Any options received in lieu of the cash retainer will be made on January 1 (or as soon as administratively practicable following the date the non-employee director is appointed to the Board, if later) and will vest one-fourth at the end of each calendar quarter following the grant date, subject to continued service through such date; provided, that for such grant made to a new non-employee director after January 1, the number of option shares that will vest at the end of the first calendar quarter following such grant shall be pro-rated based on the number of actual days served by the non-employee director during such quarter.

In addition to the cash retainers, our non-employee director compensation policy provides that, upon initial appointment or election to our Board, each new non-employee director who initially joins the Board will receive a one-time grant of an option to purchase shares of our common stock with a targeted Value equal to the annual retainer fee (not including any committee retainers), or the Director Initial Grant. For purposes of this policy, “Value” means the grant date fair value of the stock option (i.e., Black-Scholes value) determined in accordance with the reasonable assumptions and methodologies employed by us for calculating the fair value of options under Financial Accounting Standard Board (“FASB”), Accounting Standards Codification Topic 718 (“ASC 718”).

The Director Initial Option Grant will vest in monthly installments over the three-year period following the grant date, subject to continued service through such date. On the date of each annual meeting of stockholders, each non-employee director then in office and who will continue to serve as a member of the Board will receive a grant of an option to purchase shares of our common stock with a targeted Value equal to the annual retainer fee (not including any committee retainers), or the Director Annual Option Grant. The Director Annual Grant will vest in total on the earlier of (i) the first anniversary of the grant and (ii) the next annual meeting of stockholders, subject to continued service through such date.

In the event of a Sale Event, as defined in the Vivani 2022 Omnibus Incentive Plan, as amended from time to time (the “2022 Plan”), the equity awards granted to the non-employee directors pursuant to this policy shall become 100% vested and exercisable.

The maximum total cash and equity compensation for the Board Chair for their service as a member of the Board cannot exceed $750,000 per calendar year. The maximum total cash and equity compensation for other non-employee directors for their services as members of the Board cannot exceed $500,000 per calendar year except for a maximum of $750,000 including the Director Initial Grant in the first calendar year an individual becomes a non-employee director. The amount of equity compensation paid in a calendar year is determined based on the grant date fair value thereof, as determined in accordance with ASC 718 or its successor provision, but excluding the impact of estimated forfeitures related to service-based vesting conditions.

2025 Non-Employee Director Compensation Table

The table below sets forth information concerning total compensation that was earned by or paid to our non-employee directors during the year ended December 31, 2025. The table excludes Mr. Adam Mendelsohn, who is a named executive officer and did not receive any additional compensation for his service as a director in 2025. The compensation received by Mr. Adam Mendelsohn is set forth in the section of this Proxy Statement captioned “Executive Compensation— 2025 Summary Compensation Table” and the accompanying footnotes and narrative.

Name(1)	Fees Earned or Paid in Cash ($)		Option Awards ($)(2)	Total ($)
Gregg Williams	$69,000	(3)	$35,000	$104,000
Dean Baker(4)	$71,000		$35,000	$106,000
Daniel Bradbury	$45,000	(3)	$35,000	$80,000
Aaron Mendelsohn	$35,000		$35,000	$70,000
Alexandra Popoff	$55,000		$35,000	$90,000

(1)

As of December 31, 2025, Mr. Williams, Dr. Baker, Mr. Bradbury, Mr. Aaron Mendelsohn and Ms. Popoff held outstanding options to purchase an aggregate of 911,534; 192,656; 349,929; 196,100 and 119,482 shares of our common stock, respectively.

(2)

The amounts reported represent the aggregate grant date fair value of the stock options granted to our directors during the 2025 fiscal year, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 2 of our Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2025. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our directors upon the exercise of the stock options or any sale of the underlying common shares.

(3)

Mr. Williams and Mr. Bradbury elected to receive stock options in lieu of cash for their retainers pursuant to our non-employee director compensation policy (see discussion above in this Director Compensation section). The amount includes the value of the cash retainers forgone in lieu of such stock options, which was equal to $69,000 for Mr. Williams and $45,000 for Mr. Bradbury.

(4)	Dr. Baker is not standing for re-election at the Annual Meeting.

PROPOSAL NO. 2 — NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Introduction

Under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules, commonly referred to as a “say-on-pay vote.”

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers disclosed in the “Executive Compensation” section of this Proxy Statement. The Company believes that its compensation policies and decisions are aligned with our stockholders’ interests, and that the compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

At our 2021 annual meeting of stockholders, our stockholders recommended a frequency of one-year for advisory votes on the compensation of our named executive officers. Accordingly, our Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on our Board, the Compensation Committee, or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required and Recommendation

Approval of this Proposal No. 2 requires the affirmative vote of a majority of the votes cast at the annual meeting. Abstentions from voting on the proposal will have no effect on the proposal. It is anticipated that Proposal No. 2 will be considered non-routine under the rules of the NYSE. Broker non-votes will have no effect.

Unless otherwise directed by the stockholders, proxies will be voted FOR approval of Proposal No. 2.

The Board recommends a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of the company’s named executive officers.

PROPOSAL NO. 3 — APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED 2022 OMNIBUS INCENTIVE PLAN

Our Board believes that stock-based incentive awards play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors, and consultants of the Company and its affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. In addition, our Board believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. On May 11, 2022, our Board adopted the 2022 Plan, subject to stockholder approval. We are requesting that our stockholders approve an amendment and restatement of the 2022 Plan to increase the number of shares of common stock reserved for issuance under the 2022 Plan by 11,000,000 shares (the 2022 Plan, as amended by the amendment and restatement, the “2022 Amended Plan”). A copy of the 2022 Amended Plan is attached as Annex A to this proxy statement and is incorporated herein by reference. If our stockholders approve the 2022 Amended Plan, it will amend and restate the current version of the 2022 Plan and will otherwise continue in effect through its current term (August 30, 2032), unless terminated earlier by our Board. In the event that our stockholders do not approve this Proposal 3, the 2022 Amended Plan will not become effective, and the 2022 Plan will continue in its current form through its current term, without the 11,000,000 additional shares becoming available for issuance under the plan.

We believe that our equity compensation program is integral to our ability to attract, retain and motivate employees, non-employee directors and consultants given the competition for highly skilled and experienced individuals among biotechnology and pharmaceutical companies. Additionally, we believe increases in our employees’ equity ownership positions are currently needed to provide greater retentive value and incentivize our employees, including certain members of our executive leadership team. Based on an analysis, conducted by our human resources and compensation consultant, of our peer group’s equity ownership position for employees, our projected hiring requirements, our broad-based equity compensation program, and current market conditions and stock price volatility, we believe that the current number of shares available for issuance under the 2022 Plan is insufficient to meet our need to provide adequate retentive value to our existing employees and to hire new employees. Therefore, our Board believes that this amendment and restatement of the 2022 Plan, which authorizes the issuance of additional shares available for grant under the 2022 Plan, is necessary in order to attract and retain the high caliber talent required to accomplish our business objectives and align the interests of our employees with those of our stockholders.

As of March 31, 2026, there were stock options to acquire 8,451,630 shares of common stock outstanding under our only equity compensation plan, the 2022 Plan, with a weighted average exercise price of $2.2186 and a weighted average remaining term of 5.8880 years. In addition, as of March 31, 2026, there were 800,000 unvested full value awards with performance-based vesting outstanding under the 2022 Plan. Other than the foregoing, no awards were outstanding under the 2022 Plan as of March 31, 2026. As of March 31, 2026, there were 418,558 shares of common stock available for awards under the 2022 Plan.

Summary of Material Changes

The 2022 Amended Plan provides for the following:

•  Increase Share Reserve. Increase the number of shares reserved for issuance under the 2022 Plan by 11,000,000 shares.

Summary of Material Features of the 2022 Amended Plan

The material features of the 2022 Amended Plan include several plan features recommended by proxy advisory firms, and are as follows:

•  The maximum number of shares of common stock to be issued under the 2022 Amended Plan is 21,033,333 (11,000,000 additional shares with 10,033,333 shares of common stock currently reserved under the 2022 Plan). The 2022 Amended Plan does not contain an automatic evergreen replenishment provision;

•  The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based awards, and dividend equivalent rights is permitted;

•  Vesting of awards may only be accelerated in connection with the death of a grantee, disability of a grantee, or actual or constructive discharge of a grantee following a sale event of the Company;

•  Stock options and stock appreciation rights will not be repriced in any manner without prior stockholder approval;

•  The value of all awards awarded under the 2022 Amended Plan and all other cash compensation paid by us to any non-employee director for service as a non-employee director in any calendar year may not exceed $500,000 ($750,000 for the chairman); provided, however, that such amount shall be $750,000 for the calendar year in which the applicable non-employee director is initially elected or appointed to the Board;

•  No single trigger acceleration of vesting upon a sale event of the Company unless awards are not assumed, continued or substituted for by the successor entity. Upon a sale event of the Company, if outstanding awards are not assumed, continued or substituted, then awards with time-based conditions or restrictions will become vested and exercisable or non-forfeitable upon the sale event and awards with performance-based conditions or restrictions will be deemed vested in accordance with the applicable award agreements;

•  Any material amendment to the 2022 Amended Plan is subject to approval by our stockholders; and

•  The term of the 2022 Amended Plan will expire on August 30, 2032 and no incentive stock options may be granted under the 2022 Amended Plan after May 11, 2032. Under the terms of the 2022 Amended Plan, there is no tax gross-up on awards, there are no discounted stock options, and the plan is administered by our independent compensation committee. We are not asking our stockholders to extend the term of the 2022 Plan.

Based solely on the closing price of our common stock as reported by the Nasdaq Global Market on March 31, 2026 and the maximum number of shares that would have been available for awards as of such date under the 2022 Amended Plan, after taking into account the share increase submitted for stockholder approval in this Proposal 3, the maximum aggregate market value of the common stock that could potentially be issued under the 2022 Amended Plan is $11,418,558.

Rationale for Approving the 2022 Amended Plan

Equity incentive awards are a key component of our compensation strategy and represent a significant element of the compensation granted to all of our employees. The compensation committee and our Board believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success, especially given our industry and geographic location, and that the 2022 Amended Plan is critical to our ongoing effort to build stockholder value. The proposed increase in shares available for issuance under the 2022 Amended Plan (over the existing share reserve under the 2022 Plan) has been reviewed and approved by our Board. In the process, the Board has determined that the existing number of shares available for issuance under the 2022 Plan is insufficient to meet our needs over the next three months to provide long-term incentive grants to motivate, reward and retain employees, especially key employees, who the Board believes will be critical for creating stockholder value. The increase will enable us to continue our policy of equity ownership by employees and directors as an incentive to contribute to our continued success. Furthermore, if the 2022 Amended Plan is not approved by stockholders, our ability to attract, motivate and retain highly qualified talent through the issuance of additional equity awards would be materially curtailed and we would be forced to use more of our cash resources for compensation purposes. Without stockholder approval of the 2022 Amended Plan, we would not be able to offer a competitive equity compensation program to attract, retain, and motivate the talented and qualified employees necessary for our continued growth and success, especially in an industry that relies on equity compensation as a key component of overall employee compensation. In that event, we may need to increase cash compensation, which could increase our operating expenses and reduce alignment between employees and stockholders. Hence, the 2022 Amended Plan is critical to our ongoing effort to build stockholder value.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The compensation committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize stockholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees. Pursuant to our compensation philosophy, we link the interests of employees with those of our stockholders and motivate our employees to act as owners of the business. Furthermore, we recognize the need to balance stockholder concerns over the potentially dilutive effects of the increased number of shares authorized for issuance under the 2022 Plan with our ability to attract, retain and motivate employees, non-employee directors and consultants, who are critical to driving our business plan and increasing stockholder value. We believe that the dilutive effect of our equity awards has been reasonable compared to our industry peers.

Burn rate

The following table sets forth information regarding historical awards granted and earned for the fiscal year 2023 through 2025 period, and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average number of shares of common stock outstanding for that year, for each of the last three fiscal years:

Share Element	2025	2024	2023
Stock Options Granted	1,881,140	1,092,836	1,383,817
Performance-Based Full-Value Awards Granted	292,500	292,500	402,500
Total Awards Granted	2,173,640	1,385,336	1,786,317
Weighted average common shares outstanding during the fiscal year	62,388,590	54,980,663	50,853,483
Annual Burn Rate	3.48%	2.52%	3.51%
Three-Year Average Burn Rate (1)		3.17%

(1)	As illustrated in the table above, our three-year average burn rate for the 2023-2025 period was 3.17%, which is below the ISS industry category burn rate threshold of 8.41%.

Our compensation committee determined the size of the reserved pool under the 2022 Amended Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable. We anticipate that if our request to increase the share reserve is approved by our stockholders, it will provide us with enough shares for equity awards for approximately three years, with such timing dependent on a variety of factors, including the future price of our common stock, our hiring activity during the next few years and the rate of forfeitures of outstanding awards. These factors may require us to reevaluate our current equity grant practices which could then cause the reserved pool under the 2022 Amended Plan to be depleted at a more rapid pace.

Summary of the 2022 Amended Plan

The following description of certain features of the 2022 Amended Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2022 Amended Plan, which is attached hereto as Annex A.

Share Reserve.  The maximum number of shares of common stock to be issued under the 2022 Amended Plan is 21,033,333 (11,000,000 additional shares with 10,033,333 shares of common stock currently reserved under the 2022 Plan). Shares from the 2022 Amended Plan that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of shares or otherwise terminated (other than by exercise) will be added back to the reserved pool under the 2022 Amended Plan.

Administration. The 2022 Amended Plan will be administered by either the Board or the compensation committee (the “Administrator”). The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, to modify or accelerate any award, and to determine the specific terms and conditions of each award, subject to the provisions of the 2022 Amended Plan.

Eligibility; 2022 Amended Plan Limits. All full-time and part-time officers, employees, non-employee directors and consultants of the Company and its affiliates are eligible to participate in the 2022 Amended Plan, subject to the discretion of the Administrator. As of March 31, 2026, approximately 45 individuals would have been eligible to participate in the 2022 Amended Plan had it been effective on such date, which includes 5 executive officers, 32 employees who are not executive officers, 5 non-employee directors and 3 consultants. There are certain limits on the number of awards that may be granted under the 2022 Amended Plan. For example, no more than 21,033,333 shares of common stock may be granted in the form of incentive stock options.

Director Compensation Limit. The 2022 Amended Plan provides that the value of all awards awarded under the 2022 Amended Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year for service as a non-employee director shall not exceed $500,000 ($750,000 for the non-employee director Board Chair); provided, however, that such amount shall be $750,000 for the calendar year in which the applicable non-employee director is initially elected or appointed to the Board.

Stock Options. The 2022 Amended Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2022 Amended Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company or a subsidiary corporation. Non-qualified options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Administrator. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) that are exempt from or compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of the common stock on the date of grant. In the case of an incentive stock option that is granted to a ten percent owner, the exercise price of such incentive stock option shall be not less than 110% of the fair market value on the grant date. Fair market value for this purpose will be determined by reference to the last reported sale price of the shares of common stock on the Nasdaq (or such other market on which our common stock is then principally listed). The exercise price of an option may not be reduced after the date of the grant without stockholder approval, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. In the case of an incentive stock option that is granted to a ten percent owner, the term of such incentive stock option shall be no more than five years from the date of grant. The Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator only in connection with the death of a grantee, disability of a grantee, or actual or constructive discharge of a grantee following a sale event of the Company. In general, unless otherwise permitted by the Administrator, no option granted under the 2022 Amended Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as the Administrator may determine. Stock appreciation rights entitle the recipient to shares of common stock or cash equal to the value of the appreciation in the stock price over the exercise price. Except in the case of stock appreciation rights (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) that are exempt from or compliant with Section 409A of the Code, the exercise price may not be less than the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years. The exercise price of stock appreciation rights may not be reduced after the date of the grant without stockholder approval, other than to appropriately reflect changes in our capital structure.

Restricted Stock. The Administrator may award shares of common stock to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. Upon the grant of a restricted stock award, a grantee shall have the rights of a stockholder with respect to the voting of the restricted shares but not with respect to the receipt of dividends with respect the restricted shares (unless otherwise provided in an award agreement).

Restricted Stock Units. The Administrator may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock or cash subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Administrator’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Administrator and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Administrator may also grant shares of common stock that are free from any restrictions under the 2022 Amended Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Cash-Based Awards. The Administrator may grant cash bonuses under the 2022 Amended Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Change of Control Provisions. In the event of a “sale event,” as defined in the 2022 Amended Plan, awards under the 2022 Amended Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, the 2022 Amended Plan and all outstanding awards thereunder will terminate. In such case of termination, except as otherwise provided in the applicable award agreement, upon the effective time of the sale event, all awards with time-based conditions or restrictions will become vested and exercisable or non-forfeitable, and all awards with conditions and restrictions relating to the attainment of performance goals may become vested and exercisable or nonforfeitable in connection with a sale event in the Administrator’s discretion or to the extent specified in the relevant award agreement. In addition, the Company may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights (provided that, in the case of an option or stock appreciation right with an exercise price equal to or greater than the per share cash consideration, such option or stock appreciation right shall be cancelled for no consideration). The Company shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.

If any payment or benefit that a plan participant would otherwise receive from the Company pursuant to an award under the 2022 Amended Plan or otherwise would (a) constitute a “parachute payment” within the meaning of Section 280G of the Code and (b) be subject to the excise tax imposed by Section 4999 of the Code, then such payment or benefit will be cut back to either (i) the largest portion of the payment/benefit that would result in no portion of the payment/benefit (after reduction) being subject to the excise tax or (ii) the entire payment/benefit, whichever amount after taking into account all applicable federal, state and local employment taxes, income taxes, and the excise tax, results in the plan participant’s receipt, on an after‑tax basis, of the greatest amount of the payment/benefit.

Adjustments for Changes in Stock. The 2022 Amended Plan requires the Administrator to make appropriate and proportionate adjustments to the number of shares of common stock that are subject to the 2022 Amended Plan, to certain limits in the 2022 Amended Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2022 Amended Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Administrator may require that tax withholding obligations be satisfied by withholding shares of common stock to be issued pursuant to exercise or vesting. The Administrator may also require our tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to us in an amount that would satisfy the withholding amount due. The Company has no duty or obligation to advise any participant as to the time or manner of exercising an award or to minimize the potential tax consequences of an award.

Amendments and Termination. Our Board may at any time amend or discontinue the 2022 Amended Plan and the Board and the compensation committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. Without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding stock options or stock appreciation rights, effect repricing through cancellation and re-grants or cancellation of stock options or stock appreciation rights in exchange for cash or other awards or effect cash buyouts of underwater stock options or stock appreciation rights. To the extent required under the rules of Nasdaq, any amendments that materially change the terms of the 2022 Amended Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Administrator to be required by the Code to preserve the qualified status of incentive stock options.

Effective Date of Plan. The 2022 Plan was initially approved by our Board on May 11, 2022 and by our stockholders on July 27, 2022. Awards of incentive stock options may be granted under the 2022 Plan until May 11, 2032. No other awards may be granted under the 2022 Amended Plan after August 30, 2032 . The 2022 Amended Plan was approved by our Board on March 25, 2026.

New Plan Benefits

Because the grant of awards under the 2022 Amended Plan is within the discretion of the Administrator, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2022 Amended Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2022 Amended Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2025: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.

	Options		Stock Awards
Name and Position	Average Exercise Price ($)	Number of Awards (#)	Dollar Value ($)(1)	Number of Awards (#)
Adam Mendelsohn, Ph.D., Chief Executive Officer	$1.03	200,000	$87,000	100,000
Anthony Baldor, M.B.A., M.I.D.S., Chief Financial Officer	$1.15	600,000	$0	0
Truc Le, M.B.A., Chief Operating Officer	$1.03	160,000	$69,600	80,000
All current executive officers, as a group	$1.09(2)	1,110,000	$221,850(3)	255,000
All current directors who are not executive officers, as a group	$1.22(2)	301,890	$0	0
All current employees who are not executive officers, as a group	$1.22(2)	365,250	$0	0

(1)

The valuation of stock awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions used in calculating these values, see Note 9 to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 31, 2025.

(2)	Represents the weighted-average exercise price for the group.
(3)	Represents the aggregate grant date fair value for the group.

Tax Aspects under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2022 Amended Plan. It does not describe all federal tax consequences under the 2022 Amended Plan, nor does it describe state or local tax consequences.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option exercise price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of common stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the stock option is treated as a non-qualified stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Stock Options. No income is realized by the optionee at the time the non-qualified stock option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified stock option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the stock option.

Stock Appreciation Rights. No income will be recognized by a recipient upon the grant of either tandem or freestanding stock appreciation rights. For the year in which the stock appreciation right is exercised, the recipient will generally be taxed at ordinary income rates on the amount equal to the cash received plus the fair market value of any unrestricted shares received on the exercise.

Restricted Stock Awards. The recipient of a restricted stock award will generally be taxed at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the recipient for such restricted shares) at such time as the shares are no longer subject to restrictions. However, a recipient may elect under Section 83(b) of the Code (the election must be filed with the IRS within 30 days of the grant date) to be taxed at ordinary income rates on the difference between: (i) the fair market value of such shares of the Company’s common stock on the grant date, and (ii) the purchase price, if any, of the shares. If a Section 83(b) election has not been made, dividends received with respect to restricted shares will generally be taxed as ordinary income to the recipient. If a Section 83(b) election has been made, dividends will be taxed at dividend rates.

Restricted Stock Units. The recipient of a restricted stock unit will generally be taxed at ordinary income rates on the fair market value of the shares of the Company’s common stock awarded on the transfer date. The capital gains/loss holding period for such shares will also commence on such date.

Unrestricted Stock Awards. The recipient of an unrestricted stock award will generally be taxed at ordinary income rates on the difference between: (i) the fair market value of the shares of the Company’s common stock on the grant date, and (ii) the purchase price, if any, of the shares.

Cash-Based Awards. The recipient will generally be taxed at ordinary income rates on the amount equal to the cash received.

Dividend Equivalent Rights. There are generally no Federal income tax consequences to the recipient or the Company on the grant of a dividend equivalent right. When the dividend equivalent right is converted to cash and/or additional shares of common stock and distributed to the recipient of a dividend equivalent right, the cash or the fair market value of the shares of common stock will be taxable to the recipient as ordinary income and the Company will be entitled to a corresponding deduction for tax purposes.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Internal Revenue Code (the “Code”). Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for awards under the 2022 Amended Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)(1)	Weighted average exercise price of outstanding options, warrants and rights ($)(2)	Number of securities remaining available for future issuance under equity compensation plans (#)(3)
Equity compensation plans approved by security holders	9,166,349	$2.23	503,839
Equity compensation plans not approved by security holders	-	$-	-
Total	9,166,349	$2.23	503,839

(1)

Consists of options and RSUs outstanding under the 2022 Plan, including options granted under the 2022 Plan that replaced options originally granted under the 2014 Plan, as converted under the terms of the Merger.

(2)	The weighted average exercise price is calculated based solely on outstanding stock options. This weighted-average exercise price does not reflect shares subject to RSUs.
(3)

Consists of shares available for future issuance under the 2022 Plan. Following the Merger, we no longer make grants under the 2014 Plan.  The shares of common stock underlying any awards granted under the 2022 Plan that are forfeited, canceled, reacquired by us prior to vesting, satisfied without the issuance of stock, or otherwise terminated (other than by exercise) and the shares of common stock that are withheld upon exercise of a stock option or settlement of such award to cover the exercise price or tax withholding will be added to the shares of common stock available for issuance under the 2022 Plan.

Required Vote

The approval of this proposal requires the affirmative vote of a majority of the votes properly cast for and against the proposal at the Annual Meeting. Abstentions and broker non-votes will have no effect on this proposal.

Should stockholder approval not be obtained, the 2022 Amended Plan will not be implemented, and the 2022 Plan will continue in effect pursuant to its current terms and 11,000,000 additional shares of common stock will not be available for issuance under the 2022 Plan. Without 11,000,000 additional shares of common stock available for issuance, the shares reserved under the 2022 Plan could be depleted this year, and the Company will not achieve its intended objectives of attracting and retaining employees.

Our Board recommends a vote “FOR” the approval of the amendment and restatement of our 2022 Omnibus Incentive Plan to increase the number of shares of common stock reserved for issuance under the 2022 Plan by 11,000,000 shares.

PROPOSAL No. 4 — RATIFy ON ADVISORY BASIS the APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed BPM LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2026. BPM LLP has served as our independent registered public accounting firm since 2014.

Stockholder ratification of the selection of BPM LLP as our independent registered public accounting firm is on an advisory basis and is not required by our Bylaws or otherwise. The Board seeks such ratification as a matter of good corporate practice. Should stockholders fail to ratify the selection of BPM LLP as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2026. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Principal accounting fees and services

The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2025 and December 31, 2024, by BPM LLP:

	2025	2024
Audit Fees(1)	$366,634	$348,560
Audit Related Fees(2)	$268,285	$162,320
Tax Fees(3)	$3,162	$—
All Other Fees(4)	$70,449	$21,400
Total Fees	$708,530	$532,280

1.

“Audit Fees” are the aggregate fees of BPM LLP attributable to professional services rendered to us for the audit of our annual consolidated financial statements and review of quarterly financial information.

2.

“Audit Related Fees” consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated and wholly owned subsidiary, Cortigent, Inc., financial statements and are not reported above under “Audit Fees.” These fees for our Cortigent subsidiary’s financial statements were $268,285 in 2025 and $162,320 in 2024.

3.	“Tax Fees” consist of fees billed for services rendered for tax compliance, tax advice, and tax planning.
4.	“All Other Fees” consist of fees billed for services other than the services reported in Audit Fees, Audit-Related Fees, and Tax Fees.

Pre-Approval Policies and Procedures

The Audit Committee reviews and pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services and tax services, as well as specifically designated non-audit services which, in the opinion of the Audit Committee, will not impair the independence of the independent registered public accounting firm. Pre-approval generally is provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget.  The independent registered public accounting firm and the Company’s management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, including the fees for the services performed to date.  In addition, the Audit Committee also may pre-approve particular services on a case-by-case basis, as necessary or appropriate.

BPM LLP Representatives at Annual Meeting

We expect that a representative of BPM LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from our stockholders.

Vote Required and Recommendation

Approval of this Proposal No. 4 requires the affirmative vote of a majority of the votes cast at the annual meeting. Abstentions from voting on the proposal will have no effect on the proposal. It is anticipated that Proposal No. 4 will be considered routine under the rules of the NYSE. Broker non-votes, if any, will have no effect on the proposal.

Unless otherwise directed by the stockholders, proxies will be voted FOR approval of Proposal No. 4.

The Board recommends that stockholders vote “FOR” ratification of the appointment by the Audit Committee of our Board of Directors of BPM LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

EXECUTIVE OFFICERS

The following table identifies our executive officers and key employees, and sets forth their current positions at the Company and their ages as of April 29, 2026.

Name	Positions and Offices Held with the Company	Position Held Since	Age
Adam Mendelsohn, Ph.D.	Chief Executive Officer and Director	2022	44
Anthony Baldor	Chief Financial Officer	2025	44
Donald Dwyer	Chief Business Officer and Corporate Secretary	2022	67
Truc Le	Chief Operating Officer	2022	73
Lisa Porter, M.D.	Chief Medical Officer	2022	62

You should refer to “Nominees for Election” above for information about our Chief Executive Officer, Adam Mendelsohn, Ph.D. Biographical information for our other executive officers as of April 29, 2026, is set forth below.

Anthony Baldor, M.B.A., M.I.D.S.: Mr. Baldor joined Vivani Medical as Chief Financial Officer in June 2025 and brings over 20 years’ experience in biotechnology finance, strategy, and business development. Prior to Vivani, he served as Chief Financial Officer and Head of Business Development at Diakonos Oncology, and Vice President of Corporate Strategy and Development at 4D Molecular Therapeutics (Nasdaq: FDMT). For each of these three companies, Mr. Baldor has led finance and accounting, SEC reporting, fundraising, investor relations, and/or partnering activities. Additionally, Mr. Baldor held roles in equity research at Jefferies, in venture capital at BioInnovation Capital and RMI Partners, and in business development at a number of early-stage biotech companies and incubators. He began his career in immunology and oncology research at Dana Farber Cancer Institute and the Harvard Skin Disease Research Center at Brigham and Women’s Hospital. Mr. Baldor earned an M.B.A. and Master’s of Information and Data Science from the University of California at Berkeley, and a B.A. in Neuroscience from Vassar College.

Donald Dwyer, M.B.A.: Mr. Dwyer has served as the Chief Business Officer and Corporate Secretary since the Merger in 2022. Prior to this, Mr. Dwyer was at NPM and served as Chief Business Officer from 2021 to 2022, as consultant from 2019 to 2020 and as an observer to the NPM Board of Directors from 2016 to 2019 (while employed at AstraZeneca). He is a science-based business leader with over 40 years of experience in the biopharmaceutical industry and a broad background in leadership across a wide range of technologies and disease areas. Mr. Dwyer has held director level positions in quality assurance/control and regulatory affairs at Rhone-Poulenc Rorer (now part of Sanofi), from 1986 to 1993 and Cephalon (now part of Teva Pharmaceuticals), from 1993 to 1995); and regulatory affairs, drug development, sales, commercial and business development at AstraZeneca, from 1995 to 2019. He also served as AstraZeneca’s observer on the Board of Directors for PhaseBio, a clinical-stage biopharmaceutical company until a successful IPO, (2014 – 2018) and NPM (2016  – 2019). At AstraZeneca,  he was Executive Director Business Development and Early Asset (pre-Phase 3) Commercial lead for Cardiovascular, Renal and Metabolic Disease where he co-led the $2.7B acquisition of LOKELMA (hyperkalemia) from ZS Pharma and the $1.2B licensing and co-commercialization deal for TC-5214 (major depressive disorder) with Targacept. On the divestment side, Mr. Dwyer was also co-lead on multiple projects including the ZOLADEX implant (cancer), Earlier in his career, he was the US commercial head for key brands including TOPROL-XL (heart failure, hypertension, angina); ATACAND (hypertension); ONGLYZA (diabetes); FARXIGA (diabetes); SEROQUEL (bipolar disorder) and ABRAXANE (cancer). Mr. Dwyer is a graduate of the University of Central Connecticut (chemistry/biology) and Temple University Fox School of Business (M.B.A.).

Truc Le, M.B.A.: Mr. Le brings over 35 years of manufacturing, quality, and overall operations experience with devices and complex drug-device combination products. Mr. Le has served as our Chief Operating Officer since the Merger in 2022. From 2020 until the Merger in 2022, Mr. Le was the Chief Operating Officer of NPM. From 2011 to March 2020, Mr. Le was the Chief Technical Operations Officer for Dance Biopharm — a leader in aqueous respiratory therapy delivery with Drug and Device combination products. As the Chief Technical Operations Officer, he built operations, R&D, quality systems, manufacturing, supply chain, product development, formulation, and IT. From 2009 to 2011, Mr. Le was the Chief Operating Officer for Avid Bio Services, Inc., a leading contract development, manufacturing organization (CDMO) that specializes in clinical trials and commercial distribution of monoclonal antibodies and recombinant proteins. From 2007 to 2009, Mr. Le served as the EVP Manufacturing and Quality for PrimaBiomed, a cell therapy company, and as a consultant for several drug/device companies. From 2001 to 2007, Mr. Le was Senior Vice President of Operations, Product Development, Quality, and Regulatory Affairs for Nektar Therapeutics, a biopharmaceutical company, where he led the commercial formulation and device manufacturing for Exubera®. From 1999 to 2001, he consulted for multiple large pharmaceutical and medical device companies, including Abbott, Medtronic, Baxter, and Dow Chemical, where he specialized in due-diligence, operation effectiveness, and PAI readiness. From 1981 to 1999, Mr. Le was employed for a division of Johnson & Johnson, a multinational company that develops medical devices, pharmaceutical products, and consumer packaged goods, as the Worldwide Vice-President of Regulatory Compliance and Quality Systems. His work at Johnson & Johnson included more than ten years in operations, regulatory affairs, product development, manufacturing, and quality for ophthalmic products such as cataract devices and implants and drug products for ophthalmic surgery procedures. Mr. Le has a B.S. in mechanical engineering and a M.B.A. in Management. He completed numerous executive leaderships training programs, including World Class Manufacturing at Duke University, Executive Management at Harvard University, and a QSR trainer at AAMI/FDA.

 Lisa Porter, M.D.: Dr. Porter has over 25 years of experience in developing medicines for metabolic diseases with a focus on bringing innovative therapies to patients with high unmet need. She serves as our Chief Medical Officer since 2022. From 2020 until the Merger in 2022, Dr. Porter was the Chief Medical Officer of NPM. Before 2020, she served as CMO, Metabolic Diseases for Eiger Biopharmaceuticals, a clinical-stage biopharmaceutical company, where she led clinical development for the orphan diseases post bariatric hypoglycemia and Hutchinson-Gilford Progeria Syndrome resulting in FDA breakthrough therapy designation for both programs. Dr. Porter worked at Eiger Biopharmaceuticals from 2017 – 2020. She served as CMO for Dance BioPharma (now Aerami Therapeutics), a company developing inhaled therapies for the treatment of severe respiratory and chronic diseases, from 2014 to 2017 and Vice President, Medical Development for Amylin Pharmaceuticals, a biopharmaceutical company, from 2009 to 2013 where she led the R&D efforts for the Amylin-Lilly Alliance, culminating in the approval of the GLP-1 agonist Bydureon, the first once weekly treatment for Type 2 diabetes. Prior to joining Amylin, Dr. Porter held progressively increasing leadership positions at GlaxoSmithKline Pharmaceuticals, a multinational pharmaceutical company, from 1999 to 2004 with responsibilities for the clinical strategy for Avandia and early obesity compounds. She was Associate Medical Director for Zeneca Pharmaceuticals, a multinational pharmaceutical and biotechnology company, from 1997 to 1999. Dr. Porter was a board member of Viacyte, Inc. from January 2022 until its acquisition by Vertex was completed in September 2022. Dr. Porter earned a B.S. in Biology from the College of William & Mary, an M.D. from Duke University and completed fellowship training in Endocrinology and Hypertension at Brigham and Women’s Hospital.

EXECUTIVE COMPENSATION

2025 Summary Compensation Table

The following table provides information regarding the total compensation awarded to, earned by, or paid to our named executive officers, or “NEOs,” during the fiscal years ended 2025 and 2024 for services rendered to us in all capacities.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($) (3)	All Other Compensation ($)(4)	Total ($)
Adam Mendelsohn, Chief Executive Officer	2025	610,000	87,000	166,580	14,000	877,580
	2024	610,000	169,000	292,000	13,200	1,084,200

Anthony Baldor, Chief Financial Officer (5)	2025	243,750		557,640	3,600	804,990

Truc Le, Chief Operating Officer	2025	480,000	69,600	133,264	14,000	696,864
	2024	480,000	135,200	233,600	13,800	862,600

(1)	Represents the base salary amount earned by each of the named executive officers for the applicable year.
(2)

The amounts reported represent the aggregate grant date fair value of the restricted stock units (“RSUs”) granted to our NEOs during the applicable fiscal year, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in Note 2 of our Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2025. The amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by our NEOs upon the vesting/settlement exercise of the RSUs or any sale of the underlying common shares. For 2025, the grant date fair value of the performance-based RSUs was estimated using a Monte Carlo simulation model, which incorporates assumptions such as stock price volatility, risk-free interest rates and expected term, as described in Note 10 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, which are equal to $87,000, and $69,600 for Dr. Mendelsohn and Mr. Le, respectively. For 2025, the grant date fair value of such performance-based RSUs assuming the maximum achievement of performance outcomes are the same as the aggregate grant fair values of the awards assuming probable achievement of the performance outcomes.

(3)

The amounts reported represent the aggregate grant date fair value of the stock options granted to our NEOs during the applicable fiscal year, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 2 of our Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2025. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our NEOs upon the exercise of the stock options or any sale of the underlying common shares.

(4)	The amounts reported represent employer matching contributions to the named executive officers under our 401(k) plan.
(5)	Mr. Baldor joined Vivani in June 2025 and was not an NEO for 2024. His annual base salary for 2025 was pro-rated accordingly.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

We have entered into an employment agreement or offer letter with each of our named executive officers in connection with his employment with us, which sets forth the terms and condition of his employment.

Adam Mendelsohn

On September 2, 2015, NPM entered into an amended and restated employment agreement with Dr. Mendelsohn (the “Mendelsohn Employment Agreement”), for the position of NPM’s Chief Executive Officer. The Mendelsohn Employment Agreement provided for Dr. Mendelsohn’s at-will employment and set forth his initial annual base salary and benefits eligibility. Dr. Mendelsohn did not enter into a new employment agreement with the Company following the Merger.

Anthony Baldor

On May 27, 2025, we entered into an offer letter with Mr. Baldor (the “Baldor Offer Letter”), for the position of our Chief Financial Officer. The Baldor Offer Letter provides for Mr. Baldor’s at-will employment and sets forth his initial annual base salary, an initial target annual bonus opportunity, benefits eligibility, and an initial equity incentive award in the form of stock options.

Truc Le

On July 18, 2020, NPM entered into an offer letter with Mr. Le (the “Le Offer Letter”), for the position of NPM’s Chief Operations Officer. The Le Offer Letter provided for Mr. Le’s at-will employment and set forth his initial annual base salary, benefits eligibility, and an initial equity incentive award in the form of stock options.  Mr. Le did not enter into a new employment agreement with the Company following the Merger.

Executive Compensation Elements

Executive compensation of Vivani’s officers is primarily comprised of base salary. Vivani provides stock option and RSU grants that generally vest over four years, but some grants may be granted with special terms at the Board’s discretion.  The Company offers a comprehensive benefits package to all of its employees.

Base Salaries

Our named executive officers each receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors or the compensation committee, and may be adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.

From January 1 through December 31, 2025, the annual base salaries for Dr. Mendelsohn and Mr. Le were $610,000 and $480,000, respectively. Mr. Baldor commenced employment with our Company in June 2025 and his annual base salary of $450,000 for 2025 was pro-rated accordingly.

Bonuses

The Company does not sponsor a formal bonus plan and none of the NEOs received any bonus for 2025.

Equity Compensation

The Company adopted the 2022 Plan, which became effective August 30, 2022. The purpose of the 2022 Plan is to encourage and enable the officers, employees, non-employee directors and consultants of the Company and its affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. For details on equity awards granted during the fiscal year ended December 31, 2025, please see “Outstanding Equity Awards at 2025 Fiscal Year-End” below.

Employee Benefits Program

Executive officers, including the NEOs, are eligible to participate in all of Vivani’s employee benefit plans, including medical insurance, on the same basis as other employees, subject to applicable law. Vivani offers a choice of multiple medical, dental, and vision plans, as well as disability and life insurance. The Company also offers a 401(k) plan with a Company matching contribution which is a dollar for dollar match up to 4% of eligible contributions with a cap equal to the 401(k) guidelines.

Severance and/or Change in Control Benefits

The Company adopted an Executive Severance Policy as of March 20, 2024, then adopted an amended and restated Severance Policy as of April 29, 2025 (the “Severance Policy”). The Severance Policy is to provide certain severance pay, benefits and equity treatment to participants (including our NEOs) whose employment with the Company is terminated other than due to “cause”, death or disability by the Company or its successor, as applicable, or resigns for “good reason” (either of these, a “triggering event”), in either case during the period within 60 days prior to or 12 months following a “change in control” (as such terms are defined in the Severance Policy). To be eligible for the applicable severance benefits, the participant must satisfy certain other conditions as described in the Severance Policy, including executing an irrevocable separation agreement. Participants who satisfy each of the conditions are eligible for the following severance benefits:

•         Severance pay: A lump sum cash payment equal to 12 months of the participant’s “base salary” (as defined in the Severance Policy) to be paid on the first practicable payroll date following the later of the (a) effective date of the separation agreement (b) and the triggering event.

•         Bonus pay: A lump sum cash payment equal to the participant’s target bonus for the then-current year (or the target bonus in effect immediately prior to a “change in control”, if higher), prorated to reflect the number of days the participant maintained employment with the Company during the applicable year of termination, to be paid on the first practicable payroll date following the later of the (a) effective date of the separation agreement (b) and the triggering event.

•         Employer payment of COBRA premiums: If the participant was participating the Company’s group health plan immediately prior to the date of termination and COBRA continuation coverage has been timely elected by the participant, the same portion of premiums the Company pays for active employees for the same level of group medical, dental and vision coverage  until the earliest of: (a) the date that is 12 months from the termination date; (b) the date the participant becomes eligible for group medical care coverage through other employment; or (c) the end of the participant’s eligibility under COBRA for continuation coverage for medical, dental and vision care.

•         Accelerated vesting: Notwithstanding anything to the contrary in any applicable equity plan and/or equity award agreement, all stock options and other stock-based awards held by the participant that are subject solely to time-based vesting (the “Time-Based Equity Awards”) shall accelerate and become fully vested and exercisable or nonforfeitable as of the later of the (a) effective date of the separation agreement or (b) the effective time of the change in control.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth certain information regarding outstanding equity awards held by our NEOs as of December 31, 2025.

		Option Awards(1)					Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(2)
Adam Mendelsohn	12/18/2018	60,373	--	--	3.15	12/17/2028	--	--	--	--
	01/19/2023	145,833	54,167 (3)	--	1.27	01/18/2033	--	--	--	--
	03/06/2023	--	--	200,000(4)	1.09	03/05/2033	--	--	--	--
	03/06/2023	--	--	--	--		--	--	100,000(5)	123,000
	05/10/2024	79,166	120,834 (3)	--	1.81	05/09/2034	--	--	--	--
	05/10/2024	--	--	--	--		--	--	100,000(5)	123,000
	05/12/2025	--	200,000(3)	--	1.03	05/11/2035	--	--	--	--
	05/12/2025	--	--	--	--		--	--	100,000(5)	123,000

Anthony Baldor	06/15/2025	--	600,000(3)		1.15	06/14/2035	--	--	--	--

Truc Le	07/31/2020	603,732	--	--	3.15	07/30/2030	--	--	--	--
	03/08/2021	150,933	--	--	3.15	03/07/2031	--	--	--	--
	01/19/2023	116,666	43,334 (3)	--	1.27	01/28/2033	--	--	--	--
	03/06/2023	--	--	--	--		--	--	80,000(5)	98,400
	05/10/2024	63,333	96,667 (3)	--	1.81	05/09/2034	--	--	--	--
	05/10/2024	--	--	--	--		--	--	80,000(5)	98,400
	05/12/2025	--	160,000(3)	--	1.03	05/11/2035	--	--	--	--
	05/12/2025	--	--	--	--		--	--	80,000(5)	98,400

(1)

 All grants to NEOs for 2022 through 2025 were issued under the 2022 Plan.  Options granted to NEOs prior to 2022 were granted under the 2014 Employee Incentive Plan, as amended from time to time (the “2014 Plan”), and were replaced by options under the 2022 Plan, as converted under the terms of the Merger. All time-based stock awards are subject to certain acceleration of vesting terms under the Severance Policy, as described above.

(2)

The market value of the outstanding restricted stock units is based on the market price of the Company’s common stock of $1.23 per share as of December 31, 2025 (the last trading day of fiscal year 2025) multiplied by the number of units that have not vested as of December 31, 2025.

(3)

This option vests 25% on the one-year anniversary of the grant date, and the remainder vests in equal monthly tranches over the next three years, subject to the applicable NEO’s continued service through each applicable vesting date.

(4)

This option grant has a performance-based vesting schedule with a four-year term. It will vest 100% if and when the Company’s stock price closes at $6.30 or higher for three consecutive days on Nasdaq within four years of the grant date, subject to the applicable NEO’s continued service through the applicable vesting date. In the event of a Sale Event (as defined in the 2022 Plan) and to the extent the CIC Stock Price (as defined in the applicable award agreement) meets or exceeds $6.30, the award shall fully vest immediately prior to such Sale Event, subject to the applicable NEO’s continued service through such date.

(5)

This RSU award has a performance-based cliff followed by a two-year time-based vesting schedule. It will vest one-third if and when the Company’s stock price closes at $3.15 or higher for three consecutive days on Nasdaq within four years of the grant date. Once the stock price hurdle is achieved, one-third of the award will vest on each of the first and second anniversaries of that achievement, subject to the applicable NEO’s continued service through each applicable vesting date. In the event of a Sale Event (as defined in the 2022 Plan) where the award will be assumed, continued or substituted by a successor and to the extent that the CIC Stock Price (as defined in the applicable award agreement) meets or exceeds $3.15, one-third of the award shall vest on the date of the Sale Event and one-third of the award shall vest on each of the first and second anniversary of such date, subject to the applicable NEO’s continued service through each applicable vesting date; provided, that if the stock price hurdle is achieved and the applicable NEO is terminated without Cause or due to Good Reason (as such terms are defined in the applicable award agreement), in either case within 12 months following the Sale Event, then the award shall immediately vest.  Moreover, if the stock price hurdle has been achieved, then upon the applicable NEO’s death or termination due to Disability (as defined in the applicable award agreement), the award shall immediately vest.  In the event of a Sale Event where the award will not be assumed, continued or substituted by a successor and to the extent that the CIC Stock Price meets or exceeds $3.15, the award will immediately vest.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid (as calculated in accordance with Item 402(v) of Regulation S-K) to our Principal Executive Officer(s) (PEO(s)), and on an average basis, our other Non-Executive Officers (NEOs) or non-PEO NEOs in each case, as determined under SEC rules and certain financial performance measures.

The following table shows the total compensation for our PEO(s) and non-PEO NEOs for the fiscal years 2023 through 2025 as set forth in the Summary Compensation Table, the “compensation actually paid” to our PEO(s), and on an average basis, our other non-PEO NEOs (in each case, as determined under SEC rules), our TSR and our net income.

Fiscal Year	Summary Compensation Total for PEO [1,3]	Compensation Actually Paid to PEO [4]	Average Summary Compensation Table Total for non-PEO NEOs [2,3]	Average Compensation Actually Paid to non-PEO NEOs [5]	Value of Initial Fixed $100 Investment Based on Total Shareholder Return [6]	Net Income
2025	$877,580	$856,945	$750,927	$772,134	$144.76	($26,609,000)
2024	$1,084,200	$915,162	$770,400	$686,961	$136.52	($23,486,000)
2023	$1,044,621	$954,818	$693,517	$676,591	$120.04	($25,652,000)

1.       Adam Mendelsohn served as our PEO for the entirety of fiscal years 2025, 2024 and 2023.

2.       The Company’s non-PEO NEOs (the “Reported NEOs”) for the indicated fiscal years were as follows:

•         2025: Anthony Baldor and Truc Le

•         2024: Truc Le and Lisa Porter

•         2023: Truc Le and Lisa Porter

3.       Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table for the indicated fiscal year in the case of our PEO and (ii) the average of the total compensation reported in the Summary Compensation Table for the Reported NEOs in the indicated year for such years.

4.       Amounts reported in these columns represent the compensation actually paid to our PEO for the indicated fiscal year, as calculated under Item 402(v) of Regulation S-K based on their total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted pursuant to Item 402(v) of Regulation S-K. For 2025, the compensation actually paid to Dr. Mendelsohn was based on this total compensation reported in the 2025 Summary Compensation Table and adjusted as shown in the table below:

PEO: Adam Mendelsohn
Prior FYE	12/31/2024
Current FYE	12/31/2025
Fiscal Year	2025
SCT Total	$877,580
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(253,580)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$298,620
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(65,338)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(336)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0
Compensation Actually Paid	$856,945

Equity award values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate these fair values did not materially differ from those disclosed at the time of grant.

5.       Amounts reported in this column represent the compensation actually paid to the Reported NEOs in the indicated fiscal year, as calculated under Item 402(v) of Regulation S-K based on the average total compensation for such NEOs reported in the Summary Compensation Table for the indicated fiscal year and adjusted pursuant to Item 402(v) of Regulation S-K. For 2025, the compensation actually paid to the Reported NEOs was based on the average total compensation for such NEOs reported in the 2025 Summary Compensation Table and adjusted as shown in the table below:

Reported NEOs
Prior FYE	12/31/2024
Current FYE	12/31/2025
Fiscal Year	2025
SCT Total	$750,927
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(380,252)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$410,183
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(8,535)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(189)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0
Compensation Actually Paid	$772,134

Please see footnote 2 for the Reported NEOs included in the average for each indicated fiscal year. Equity award values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate these fair values did not materially differ from those disclosed at the time of grant.

6.       Pursuant to Item 402(v) of Regulation S-K, the comparison assumes $100 was invested in our common stock on December 31, 2022. Historic stock price performance is not necessarily indicative of future stock price performance.

Relationship Between “Compensation Actually Paid” and Performance Measures

Compensation actually paid (“CAP”), as calculated pursuant to Item 402(v) of Regulation S-K, reflects cash compensation actually paid as well as changes to the fair values of equity awards during the years shown in the table based on year-end or vesting date stock prices, and various accounting valuation assumptions. Due to how CAP is calculated, the CAP as reported for each year does not reflect the actual amounts earned by our NEOs from their equity awards. CAP generally fluctuates annually due to the change in our stock price from year to year as well as varying levels of actual achievement of performance goals.

Because CAP does not reflect the actual amount earned by our NEOs on their equity compensation, we do not use this measure for understanding how NEO pay aligns with our company performance.

Below are graphs showing the relationship of “Compensation Actually Paid” to our PEO and the Reported NEOs for our fiscal years 2023 through 2025 to (1) our total stockholder return and (2) our net income:

.

.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information known to us about beneficial ownership of our common stock by:

•         each of our current directors (and all nominees for director);

•         each of our named executive officers;

•         all of our current directors and executive officers as a group; and

•         each person known by us to beneficially own 5% or more of our common stock.

The column entitled “Percentage Beneficially Owned” is based on a total of 86,235,104 shares of our common stock outstanding as of April 27, 2026. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of April 27,2026 (or June 26, 2026) through the exercise of any option, warrant, conversion privilege or similar right, or vesting and settlement of RSUs . In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options and warrants that are exercisable, or vesting and settlement of RSUs that are subject to vesting, within 60 days of April 27, 2026  (or June 26, 2026) are considered to be outstanding. and beneficially owned by the person holding those options or warrants or RSUs for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to them, that the persons and entities named in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them. Unless otherwise indicated in the footnotes below, the address of each beneficial owner is c/o Vivani Medical, Inc., 1350 S. Loop Road, Alameda, California 94052.

Name and address of Beneficial Owners	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Joachim Bolck (1)	5,597,123	6.5%
Directors, Nominees and Executive Officers
Gregg Williams(2)	41,336,362	46.0%
Adam Mendelsohn(3)	4,085,111	4.7%
Aaron Mendelsohn(4)	1,282,587	1.5%
Truc Le(5)	1,017,997	1.2%
Donald Dwyer(6)	485,624	*
Lisa Porter(7)	407,324	*
Dean Baker(8)	390,138	*
Daniel Bradbury (9)	332,116	*
Anthony Baldor (10)	150,000	*
Alexandra Popoff(11)	121,648	*
August Moretti (12)	--	*
All current directors and executive officers as a group (10 persons)(13)	49,608,907	53.3%

*	Represents less than 1%.

1.

Based on the Schedule 13D filed on April 25, 2023. Shares beneficially owned by Joachim and Yaeko Bolck include (i) 2,524,229 shares of common stock owned by Joachim & Yaeko Bolck Conservators for Hideo Saito Bolck, (ii) 2,524,229 shares of common stock owned by Joachim & Yaeko Bolck Conservators for Yasuo Saito Bolck and (iii) 548,665 shares of common stock owned by Joachim & Yaeko Bolck. The business address for Joachim Bolck is 33 Club View Lane, Rolling Hills Estates, CA 90274.

2.

Includes 37,743,684 shares of common stock, 2,663,046 shares of common stock issuable upon exercise of warrants, and 929,632 shares of common stock issuable upon the exercise of options by entities controlled by Mr. Williams.

3.

Includes 3,695,573 shares of common stock controlled by Dr. Adam Mendelsohn and his spouse, and 389,538 shares of common stock issuable upon the exercise of options owned by Dr. Adam Mendelsohn. Does not include Dr. Adam Mendelsohn’s 10% pecuniary interest in MFE, LLC. See note 4 below.

4.

Includes 1,086,487 shares of common stock controlled by Mr. Aaron Mendelsohn, including those owned by MFE, LLC over which Mr. Aaron Mendelsohn has sole voting and dispositive authority and 196,100 shares of common stock issuable upon the exercise of options.

5.	Includes 1,017,997 shares of common stock issuable upon the exercise of options by Mr. Le.

6.	Includes 55,000 shares of common stock owned by Mr. Dwyer and 430,624 shares of common stock issuable upon the exercise of options.

7.	Includes 407,324 shares of common stock issuable upon the exercise of options by Dr. Porter.

8.	Includes 197,482 shares of common stock owned by Mr. Baker and 192,656 shares of common stock issuable upon the exercise of options.

9.	Includes 332,116 shares of common stock issuable upon the exercise of options by Mr. Bradbury.

10.	Includes 150,000 shares of common stock issuable upon the exercise of options by Mr. Baldor.

11.	Includes 2,166 shares of common stock owned by Ms. Popoff and 119,482 shares of common stock issuable upon the exercise of options.

12.	Mr. Moretti is a director nominee at the Annual Meeting.

13.	Includes the directors and executive officers as a group.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements discussed above in the sections titled “Director Compensation” and “Executive Compensation”, other than the transactions described below, since January 1, 2024, there has not been and there is not currently proposed, any transaction or series of similar transactions to which Vivani was, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 or 1% of the average of Vivani’s total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Private Sale Transactions with Gregg Williams

On November 8, 2024, the Company entered into a private sale transaction with Gregg Williams whereby the Company sold an aggregate of 3,968,253 shares of the Company’s common stock to Mr. Williams at a price of $1.26 per share, which was the lower of the closing price of the Company’s common stock on Nasdaq or the 5-day average closing price of the Company’s common stock on Nasdaq, each immediately prior to the closing date, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the common stock that occur after the date of the private sale transaction. The gross proceeds from this private sale transaction were $5.0 million.

During 2025, the Company entered into multiple share purchase agreements with an entity affiliated with Mr. Williams pursuant to which the Company agreed to sell shares of its common stock in multiple tranche closings at prices equal to the closing price of the Company’s common stock on Nasdaq on the respective agreement dates, subject to customary adjustments for reverse and forward stock splits, stock dividends, stock combinations, and similar transactions.

On March 26, 2025, the Company entered into a share purchase agreement with an entity affiliated with Mr. Williams to sell an aggregate of 7,366,071 shares of common stock in five tranche closings at a price of $1.12 per share, representing the closing price of the Company’s common stock on Nasdaq on that date. Gross proceeds from this transaction are expected to be approximately $8.25 million.

On May 12, 2025, the Company entered into an additional share purchase agreement with an entity affiliated with Mr. Williams to sell an aggregate of 2,912,621 shares of common stock in two tranche closings at a price of $1.03 per share, representing the closing price of the Company’s common stock on Nasdaq on that date. Gross proceeds from this transaction are expected to be approximately $3.0 million.

On August 11, 2025, the Company entered into a share purchase agreement with an entity affiliated with Mr. Williams, and with another investor, to sell an aggregate of 7,936,507 shares of common stock in twelve tranche closings at a price of $1.26 per share, representing the closing price of the Company’s common stock on Nasdaq on that date. Gross proceeds from this transaction are expected to be approximately $10.0 million.

On October 26, 2025, the Company entered into a share purchase agreement with an entity affiliated with Mr. Williams for the issuance and sale of an aggregate 3,703,703 shares of the Company’s common stock at a purchase price of $1.62 per share, which represented the last reported sale price of the Company’s common stock on October 24, 2025. The 2025 Private Placement resulted in gross proceeds of $6.0 million. The shares were issued pursuant to an exemption from registration under Rule 506 of Regulation D of the Securities Act of 1933, as amended, in reliance, in part, on representations made by the purchaser.

On January 25, 2026, the Company entered into a share purchase agreement with an entity affiliated with Mr. Williams for the purchase of an aggregate of 1,351,351 shares of common stock of the Company at a purchase price of $1.48 per share, the last reported sale price of the common stock on January 23, 2026. This private placement of common stock resulted in gross proceeds of approximately $2.0 million to the Company.

Indemnification Agreements

We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit in accordance with procedures outlined Rule 14a-8 under the Exchange Act so that it is received by us no later than December 30, 2026. However, if the date of the 2027 annual meeting is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is reasonable time before we begin to print and send proxy materials for the 2027 Annual Meeting of Stockholders. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. Stockholder proposals and the required notice should be addressed to Vivani Medical, Inc., 1350 S. Loop Road, Alameda, CA 94502, Attention: Corporate Secretary.

Our bylaws also provide separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely, the required notice must be in writing and received by our corporate secretary at our principal executive offices no earlier than February 24, 2027 and no later than March 26, 2027.

In addition to satisfying the foregoing requirements, stockholders who intend to solicit proxies in support of a stockholder nominee must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

STOCKHOLDER MATTERS

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters properly do come before the Annual Meeting or any adjournment or postponement thereof, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, or if no recommendation is given, in their own discretion.

Our consolidated financial statements for the fiscal year ended December 31, 2025, are included in the 2025 Annual Report. The 2025 Annual Report and this Proxy Statement are posted on our website at www.vivani.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of the 2025 Annual Report without charge by sending a written request to Investor Relations, Vivani Medical, Inc., 1350 S. Loop Road, Alameda, CA 94502. The 2025 Annual Report includes the financial statements and management’s discussion and analysis of financial condition and results of operations. The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

HOUSEHOLDING

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Proxy Statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this proxy statement, we will send a copy to you if you address your written request to Vivani Medical, Inc., 1350 S. Loop Road, Alameda, CA 94502, or call telephone number (415) 506-8462.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold.  You are, therefore, requested to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Alameda, California

April 29, 2026

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the “Audit Committee”) has furnished this report concerning the independent audit of the Company’s consolidated financial statements. Each member of the Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and rulemaking of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market LLC regulations. A copy of the Audit Committee Charter is available on the Company’s website at http://www.vivani.com.

The Audit Committee’s responsibilities include assisting the Board of Directors regarding the oversight of the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the independent registered public accounting firm.

In fulfilling its responsibilities, the Audit Committee of the Board has:

•         reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2025, with management and with the Company’s independent registered public accounting firm, BPM LLP;

•         discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 1301, “Communications with Audit Committees”, as adopted by the Public Company Accounting Oversight Board (“PCAOB”); and

•         received and reviewed the written disclosures and letter from the independent auditors required by the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with BPM LLP matters relating to its independence from the Company and its management.

In addition, the Audit Committee has regularly met separately with management and with BPM LLP.

Based upon the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

AUDIT COMMITTEE OF THE BOARD

Daniel Bradbury
Alexandra Popoff
Dean Baker (Chairman)

Vivani
P.O. BOX 8016, CARY, NC 27512-9903

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Vivani Medical, Inc.

Annual Meeting of Stockholders

For Stockholders of Record as of April 27, 2026

Wednesday, June 24, 2026 10:00 AM, Pacific Time

Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/VANI for more details.

Internet:
www.proxypush.com/VANI
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-230-8570
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/VANI

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 10:00 AM, Pacific Time, June 24, 2026.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Adam Mendelsohn and Anthony Baldor (the "Named Proxies"), as the true and lawful attorney of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Vivani Medical, Inc. which the undersigned is entitled to vote at said meeting or any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Vivani Medical, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH OF THE SIX NOMINEES INDENTIFIED IN PROPOSAL 1, AND **FOR** ON 2, 3 AND 4.

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect the six directors from the nominees named in the accompanying proxy statement to hold office for the ensuing year and until their successors are duly elected and qualified.	FOR	WITHHOLD		
	1.01 Gregg Williams	☐	☐		FOR
	1.02 Daniel Bradbury	☐	☐		FOR
	1.03 Aaron Mendelsohn	☐	☐		FOR
	1.04 Adam Mendelsohn	☐	☐		FOR
	1.05 August Moretti	☐	☐		FOR
	1.06 Alexandra Popoff	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐	FOR
3.	To approve the Company's adoption of the amended and restated 2022 Omnibus Incentive Plan.	☐	☐	☐	FOR
4.	To ratify the appointment by the Audit Committee of our Board of Directors of BPM LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐	FOR
	NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.				

You must register to attend the meeting online and/or participate at www.proxydocs.com/VANI
Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date

ANNEX A

VIVANI MEDICAL, INC.
AMENDED AND RESTATED 2022 OMNIBUS INCENTIVE PLAN

SECTION 1.      GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Amended and Restated Vivani Medical, Inc. 2022 Omnibus Incentive Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Vivani Medical, Inc. (f/k/a Second Sight Medical Products, Inc.) (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act.  The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.

“Award Agreement” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash- denominated payment.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on ordinary cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“Nasdaq”), Nasdaq Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction (provided, that, for avoidance of doubt, the redomicile of the Company to Delaware shall not constitute a Sale Event), (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.  Notwithstanding the foregoing, if the term “Sale Event” is being used in a context where it is required to meet the definition of “change in control” under Section 409A of the Code, then a “Sale Event” shall not be deemed to have occurred under the foregoing definition unless the transaction or occurrence constitutes a change in control for purposes of Section 409A of the Code.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Stock” means the Common Stock of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.      ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)                Administration of Plan.  The Plan shall be administered by the Administrator.

(b)               Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)                 to select the individuals to whom Awards may from time to time be granted;

(ii)               to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)            to determine the number of shares of Stock to be covered by any Award;

(iv)             to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Agreements;

(v)               to accelerate the exercisability or vesting of all or any portion of any Award in connection with the death of a grantee, disability of a grantee, or actual or constructive discharge of a grantee following a Sale Event;

(vi)             subject to the provisions of Section 5(c) or 6(d), as applicable, to extend at any time the period in which Stock Options and Stock Appreciation Rights, as applicable may be exercised;

(vii)           at any time, to alter any performance goals upon which grant, vesting, exercise, settlement or payment of any Award is contingent, to reflect material changes in circumstances, as determined by the Administrator in its discretion; and

(ix)             at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)                Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(d)               Indemnification.  Neither the Board nor the Administrator, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e)                Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to:  (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.      STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)                Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 21,033,333 shares (the “Limit”). The Limit is subject to adjustment as provided in this Section 3.  The maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Limit, subject to adjustment as provided in this Section 3.  For purposes of this limitation, the shares of Stock underlying any awards under the Plan that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options.  In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan.  Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(c)                Changes in Stock.  Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable.  The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Administrator shall be final, binding, and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d)               Mergers and Other Transactions.  In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree.  To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate.  In such case, except as may be otherwise provided in the relevant Award Agreement, all Awards with time-based vesting, conditions or restrictions shall become fully vested and exercisable or nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and exercisable or nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Agreement.  In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee.  The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

(e)                Maximum Awards to Non-Employee Directors.  Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year for service as a Non-Employee Director shall not exceed $500,000, provided, however that such amount shall be $750,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board, and $750,000 for any Non-Employee Director who serves as Board chair (should one be appointed).  For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with FASB ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.  Notwithstanding the forgoing, the independent members of the Board may make exceptions to this limit in extraordinary circumstances, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

SECTION 5.      ELIGIBILITY

Grantees under the Plan will be such employees, Non-Employee Directors and Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 6.      STOCK OPTIONS

(a)                Award of Stock Options.  The Administrator may grant Stock Options under the Plan.  Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non‑Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424 (f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

(b)               Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) the Stock Option is otherwise exempt from or compliant with Section 409A.

(c)                Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)               Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date.  Subject to Section 2(b)(v), the Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)                Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods, as permitted in the sole discretion of the Administrator, except to the extent otherwise provided in the Award Agreement:

(i)                 In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)               Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(iii)            By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)                Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 7.      STOCK APPRECIATION RIGHTS

(a)                Award of Stock Appreciation Rights.  The Administrator may grant Stock Appreciation Rights under the Plan.  A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)               Exercise Price of Stock Appreciation Rights.  The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant. Notwithstanding the foregoing, Stock Appreciation Rights may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) the Stock Appreciation Right is otherwise exempt from or compliant with Section 409A.

(c)                Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d)               Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator.  The term of a Stock Appreciation Right may not exceed ten years.  The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 8.      RESTRICTED STOCK AWARDS

(a)                Nature of Restricted Stock Awards.  The Administrator may grant Restricted Stock Awards under the Plan.  A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

(b)               Rights as a Stockholder.  Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares but not with respect to the receipt of dividends with respect the Restricted Shares (unless otherwise provided in an Award Agreement).  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(d)               Restrictions.  Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement.  Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(e)                Vesting of Restricted Shares.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 9.      RESTRICTED STOCK UNITS

(a)                Nature of Restricted Stock Units.  The Administrator may grant Restricted Stock Units under the Plan.  A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Agreement) upon the satisfaction of such restrictions and conditions at the time of grant.  Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.  Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock or cash.  Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b)               Election to Receive Restricted Stock Units in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units.  Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator.  Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein.  The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.  Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.

(c)                Rights as a Stockholder.  A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his or her Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d)               Termination.  Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 11.  UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan.  An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 12.  CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may grant Cash-Based Awards under the Plan.  A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals.  The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine.  Each Cash-Based Award shall specify a cash- denominated payment amount, formula or payment ranges as determined by the Administrator.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 13.  DIVIDEND EQUIVALENT RIGHTS

(a)                Dividend Equivalent Rights.  The Administrator may grant Dividend Equivalent Rights under the Plan.  A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee.  A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award.  The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents.  Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any.  Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments.  A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b)               Termination.  Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.  TRANSFERABILITY OF AWARDS

(a)                Transferability.  Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)               Administrator Action.  Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or Non-Employee Director) may transfer his or her Non‑Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement.  In no event may an Award be transferred by a grantee for value.

(d)               Family Member.  For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(e)                Designation of Beneficiary.  To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate or legal heirs.

SECTION 15.  TAX WITHHOLDING

(a)                Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amount received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)               Payment in Stock.  The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment.  For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees.  The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

SECTION 16.  SECTION 409A AWARDS; SECTION 280G CUTBACK

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A.  The Plan and all Awards shall be interpreted in accordance with such intent.  To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.  The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment.  The grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

Notwithstanding any provision of this Plan to the contrary, if any payment or benefit that a Participant would otherwise receive from the Company pursuant to an Award under the Plan or otherwise (a “Payment”) would (a) constitute a “parachute payment” within the meaning of Section 280G of the Code and (b) but for this paragraph, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment will be equal to the Reduced Amount (as defined below).  The “Reduced Amount” will be either (1) the largest portion of the Payment that would result in no portion of the Payment (after reduction) being subject to the Excise Tax or (2) the entire Payment, whichever amount after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate, net of the maximum reduction in federal income taxes which could be obtained from a deduction of such state and local taxes), results in Participant’s receipt, on an after‑tax basis, of the greatest amount of the Payment.  If a reduction is to be made, the Payment or Payments to which reduction will apply will based on the date as of which the Payment is due, starting with the Payment due latest.  In no event will the Company be liable to a Participant for any amounts not paid as a result of the operation of this paragraph (other than for the Company’s obligations to pay the Reduced Amount or the entire Payment, as applicable).  The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from the Excise Tax, and the Participant shall be responsible for payment of any Excise Tax (if applicable).

SECTION 17.  TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)                Termination of Service Relationship.  If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.

(b)               For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(i)                 a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or

(ii)               an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.  AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent.  Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards.  To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders.  Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 19.  STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 21.  GENERAL PROVISIONS

(a)                No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)               Issuance of Stock.  To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.  The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)                Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)               Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)                Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)                Clawback/Repayment.  All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or Committee and as in effect from time to time; and (ii) applicable law.  Further, to the extent that the grantee receives any amount in excess of the amount that the grantee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the grantee may be required to repay any such excess amount to the Company at the discretion of the Board or Committee.

(g)               Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

SECTION 23.  EFFECTIVE DATE OF PLAN

This Plan shall become effective immediately following the approval by the Board, and shall be subject to approval by stockholders in accordance with applicable law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules.  No grants of Stock Options and other Awards may be made hereunder after August 30, 2032 and no grants of Incentive Stock Options may be made hereunder after May 11, 2032.

SECTION 24.  GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of California, applied without regard to conflict of law principles, except to the extent preempted by federal law.

Date approved by the board of directors:    May 11, 2022

Date approved by shareholders:    July 27, 2022

Date Amended and Restated Plan was approved by the board of directors:  April 28, 2026

Date Amended and Restated Plan was approved by shareholders :